As filed with the Securities and Exchange Commission on October 30, 2008
Securities Act File No. 333-75786
Investment Company Act File No. 811-10405

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 23	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 25	☒

ALPINE SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

2500 Westchester Avenue, Suite 215
Purchase, New York 01577
 (Address of Principal Executive Offices)

1-888-785-5578
(Registrant's Telephone Number, Including Area Code

Samuel A. Lieber
Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, New York 10577
(Name and address of Agent for Service)

Copy to:
Thomas R. Westle, Esq.
Attorney at Law
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, New York 10174

Approximate Date of Proposed Public Offering:

As soon as practical after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on ____________ pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Alpine Accelerating Dividend Fund

PROSPECTUS

A Series of Alpine Series Trust

615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

For more information call 1-888-785-5578
or
View our website at www.alpinefunds.com

Dated October 31 , 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities as an investment and has not passed on the adequacy or accuracy of this prospectus.  It is a criminal offense to state otherwise.

Table of Contents

About the Fund

2

The Fund’s Investments and Related Risks

8

Management of the Fund

14	Portfolio Managers

How to Buy Shares

16	Purchases by Mail
17	Purchases by Internet
18	Purchases by Wire
19	Additional Information

How to Redeem Shares

21	Redeeming Shares by Mail
22	Redeeming Shares by Telephone

Shareholder Services

26	Automatic Investment Plan
26	Telephone Investment Plan
27	Systematic Cash Withdrawal Plan
27	Investments Through Employee Benefit and Savings Plans
27	Automatic Reinvestment Plan
27	Tax Sheltered Retirement Plans
27	Householding
27	Internet Account Access and Trading

Dividends, Distributions and Taxes

28	Dividend Policy
28	Taxation of the Fund
28	Taxation of Shareholders

Notice of Privacy Policy

30

Additional Information

31

About the Fund

This prospectus describes the shares of the Alpine Accelerating Dividend Fund (the “Fund”), a series of the Alpine Series Trust.

Investment Objectives

The primary investment objective of the Fund is income.  The Fund also focuses on long-term growth of capital as a secondary investment objective.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund will invest at least 80% of its net assets in the equity securities of certain domestic and foreign companies that pay dividends. The Fund seeks to provide dividend income without regard to whether the dividends qualify for the reduced federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended (the “Code”). Under normal circumstances, the Fund expects to invest primarily in the equity securities of U.S. issuers, but may also invest in non-U.S. issuers.

The Fund combines three research driven investment strategies — dividend, growth and value — to maximize the amount of distributed dividend income and to identify issuers globally with the potential for accelerating dividends and capital appreciation.

The Fund’s dividend strategy seeks to invest in issuers with a history of or a potential for accelerating dividends. The Fund considers “accelerating dividends” to be dividends that increase over time and where the amount of such increases grows over time. In selecting issuers, the Adviser will analyze each company’s dividend history, free cash flow and dividend payout ratios to assess that company’s potential to provide accelerating dividends as well as the sustainability of dividend growth. In addition, the Adviser will evaluate each company’s business model, market position and management team.

The Fund uses a multi-cap, multi-sector, multi-style approach to invest in the securities of issuers of any capitalization level (small, mid or large) and in any sector of industry.

The Fund intends to invest primarily in the equity securities of U.S. issuers, but may take advantage of opportunities to invest in foreign issuers, including those in emerging markets. The Fund is not restricted with respect to how much it may invest in the issuers of any single country or the amount it may invest in non-U.S. issuers , provided the Fund limits its investments in countries that are considered emerging markets to no more than 25% of the Fund’s net assets at any one time. Allocation of the Fund’s assets among countries is dependent on the economic outlook of those countries and the dividends available in their markets. The Fund screens the U.S. and foreign issuers in which it considers investing using the same criteria, including accelerating dividends , sufficiently liquid trading in an established market, and also its judgment that the issuer may have good prospects for earnings growth or may be undervalued.

2

Certain of the Fund’s investment strategies may limit the amount of dividend income the Fund receives from qualifying for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “Dividends, Distributions and Taxes.”

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies to respond to adverse market, economic, political or other conditions.  During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities.  In these and in other cases, the Fund may not achieve its investment objectives.

Who Should Invest

The Fund may be appropriate for investors seeking high current income.

Main Risks

An investment in the Fund, like any investment, is subject to certain risks.  The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds.  This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund.  By itself, the Fund does not constitute a balanced investment program.

Limited Operating History —The Fund is a newly formed series of the Alpine Series Trust and has no history of operations. It is designed for long-term investors and not as a trading vehicle. During the Fund’s start-up period (up to three months), and from time to time, the Fund may not achieve the desired portfolio composition. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objectives.

Risks of Equity Securities — Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors.  The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).  Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests.

3

Dividend Strategy Risk — The Fund’s ability to achieve its investment objectives depends in part upon the Adviser’s ability to anticipate the dividend policies of the issuers in which the Fund invests. It is difficult to anticipate the level of dividends that issuers will pay in any given time frame. There can be no assurance that issuers that have paid accelerating dividends in the past will continue to do so in the future. The Fund’s strategies also require the Adviser to identify and exploit opportunities such as the announcement of major corporate actions, including restructuring initiatives or special dividends, that may lead to a high level of current dividend income. These situations are typically not recurring in nature or frequency, may be difficult to predict and may not result in an opportunity that allows the Adviser to fulfill the Fund’s investment objectives. In addition, the dividend policies of the Fund’s target issuers are heavily influenced by the current economic climate and the favorable U.S. federal income tax treatment afforded to dividends. Challenging economic conditions, affecting either the market as a whole or a specific investment in the Fund’s portfolio, may limit the opportunity to benefit from the current dividend policies of the issuers in which the Fund invests or may cause such issuers to reduce or eliminate their dividends. In addition, a change in the favorable provisions of the U.S. federal income tax laws may limit your ability to benefit from dividend s,  may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend paying issuers. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

Foreign Securities Risk — The Fund is not limited with respect to the amount of its assets it may invest in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers.  These investments involve certain risks not generally associated with investments in securities of U.S. issuers.  Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers.  Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets.  Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries.  These risks may be greater in emerging markets and in less developed countries.  For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation.

Management Risk — The Fund is subject to management risk because it is an actively managed portfolio.  The Fund’s successful pursuit of its investment objectives depends upon the Adviser’s ability to identify issuers with the potential for accelerating dividends. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Adviser to fulfill the Fund’s investment objectives. The Adviser’s securities selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.

4

Small and Medium Capitalization Company Risk — The Fund may invest in the securities of issuers that are small or medium capitalization companies.  These companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources.  The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more well-established companies.  This may cause the Fund’s share price to be more volatile when compared to investment companies that focus only on large capitalization companies. Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.  Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories.  Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange.  Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Risks of Investing in Other Investment Companies — The Fund may invest in the securities of other investment companies, which may include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), that apply to those types of investments.  The market value of the shares of other investment companies may differ from the net asset value of the particular fund. The shares of closed-end investment companies frequently trade at a discount to their net asset value. As a shareholder in an investment company, the Fund would bear its pro rata portion of that entity's expenses, including the entity’s management fees. At the same time, the Fund would continue to pay its own management fee and other expenses.  As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Portfolio Turnover Risk — The Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action.  These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Fund.  It is expected that the annual portfolio turnover rate of the Fund will exceed 100% under normal market conditions.  Higher rates of portfolio turnover would likely result in higher brokerage commissions and transaction costs.  It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

5

Fund Performance

The Fund is expected to commence operations on or about November 3 , 2008.  Because the Fund has no operating history, there is no performance information available at this time.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment):

Alpine Accelerating Dividend Fund
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fees(1)	1.00%

Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets):

	Management Fees	Distribution (12b-1) and Service Fees	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Waiver/ (Reimbursement) or Recapture(4)	Net Annual Fund Operating Expenses
Alpine Accelerating Dividend Fund	1.00%	0.00%	2.35%	0.06%	3.41%	(2.06%)	1.35%

6

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Please note that the amounts below are based on the Fund’s net expenses after giving affect to the fee waiver arrangement described above and assumes you did not redeem your shares within two months after you purchased them.  Although actual costs or investment return may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Alpine Accelerating Dividend Fund	$137	$428

(1)
Shareholders will be charged a fee by the Transfer Agent for outgoing wire transfers, returned checks and stop payment orders.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund less than two months after you purchase them.  If this fee is imposed it would raise the expenses of your shares.  Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of short-term trading activities.  These fees are never used to pay distribution or sales fees or expenses.  The redemption fee will not be assessed on certain types of accounts or under certain conditions.  Please see the Redemption Fees section in this prospectus for a list of the types of accounts and conditions under which this fee will not be assessed.

(2)	These expenses, which include expenses associated with short sales, custodian, transfer agency and other customary Fund expenses, are based on estimated amounts for the Fund’s current fiscal year.

(3)
The Fund is required to disclose “Acquired Fund Fees and Expenses” in the above fee table.  Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  The Fund’s Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(4)
The Adviser has agreed contractually to waive its fees and to absorb expenses of the Fund to the extent necessary to ensure that ordinary operating expenses of the Fund (excluding interest, brokerage commissions and extraordinary expenses) do not exceed annually 1.35% of the Fund’s average net assets.  The Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the annual expense limitation to be exceeded.  This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.

7

The Fund’s Investments and Related Risks

This section provides additional information regarding the securities in which the Fund invests, the investment techniques it uses and the risks associated with the Fund’s investment program in addition to the risks set forth under “Main Risks” above.  A more detailed description of the Fund’s investment policies and restrictions, and additional information about the Fund’s investments, is contained in the Statement of Additional Information (“SAI”).

Common Stocks and Other Equity Securities — The Fund will invest in “common stocks.”  “Common stocks” represent an ownership interest in a company.  The Fund can also invest in securities that can be exercised for or converted into common stocks (such as warrants or convertible preferred stock).  While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment.  Therefore, the value of your investment in the Fund may sometimes decrease instead of increase.  Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation.  Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease.  The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities.

Qualified Dividend Tax Risk — No assurance can be given as to what percentage of the distributions paid on the common shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years.  The favorable federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time and is currently scheduled to expire for tax years beginning after December 31, 2010.  In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income.  Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s common shares.

Portfolio Turnover — The Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action.  These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Fund.  The Fund cannot accurately predict its portfolio turnover rate, but is expected that its annual portfolio turnover rate will exceed 100% under normal market conditions.  Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income.

8

Defensive Position — During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, including money market instruments, or it may hold cash.  The Fund will not be pursuing its investment objectives in these circumstances.

Short Selling — The Fund’s portfolio will include short positions.  Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation that the Fund replace the borrowed securities at a later date.  Short selling allows an investor to profit from declines in the prices of securities.  A short sale creates the risk of a theoretically unlimited loss in that the price of the underlying security could theoretically increase without limit, thus increasing the cost to the Fund of buying those securities to cover the short position.  There can be no assurance that the security necessary to cover a short position will be available for purchase.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Hedging— The Fund may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors and forward contracts, both for investment purposes and for risk management purposes.  While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it has not engaged in any such hedging transaction.  Moreover, it should be noted that the portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (relating both to particular securities and counterparties).

Emerging Market Securities Risk — Although not the Fund’s current intent, the Fund may invest up to 25% of its net assets in securities of issuers located in “emerging markets.”  An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”).  Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most countries located in Western Europe.  Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries.  These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodities prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

9

Fixed Income Securities — The Fund may invest in bonds and other types of debt obligations of the U.S. Government (or its agents or instrumentalities) and corporate issuers. It may also invest in money market instruments, which are high quality short-term debt obligations.  These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity. The Fund’s investments in fixed income securities will be primarily in high quality debt obligations.  These include securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, and corporate debt obligations rated at the time of purchase “A” or better by Standard and Poor’s Rating Services or Moody’s Investors Services, Inc. or, if unrated determined to be of comparable quality by the Adviser.

Illiquid Securities — Illiquid securities include securities that have legal or contractual restrictions on resale, securities that are not readily marketable, and repurchase agreements maturing in more than seven days.  Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities.  The Fund may hold up to 15% of the value of its net assets in illiquid securities, including restricted securities and repurchase agreements maturing in more than seven days.  However, the Fund may not hold more than 10% of the value of its net assets in such repurchase agreements.

Investments in Undervalued Securities — The Fund’s investment strategies include investing in securities, which, in the opinion of the Adviser, are undervalued.  The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired.  While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Rule 144A Securities — The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”).  Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded.  The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Trust’s Board of Trustees (the “Board” or “Board of Trustees”).  The Board of Trustees monitors the application of those guidelines and procedures.  Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limitation on the amount of illiquid securities it may hold.

Repurchase Agreements — The Fund may invest in repurchase agreements.  A repurchase agreement is an agreement by which the Fund purchases a security (usually U.S. Government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or dealer) to repurchase the security at an agreed upon price and specified future date.  The repurchase price reflects an agreed upon interest rate for the time period of the agreement.  The Fund’s risk is the inability of the seller to pay the agreed upon price on the delivery date.  However, this risk is tempered by the ability of the Fund to sell the security in the open market in the case of a default. In such a case, the Fund may incur costs in disposing of the security which would increase the Fund’s expenses.  The Adviser will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.

10

Risk Characteristics of Options and Futures — Although options and futures transactions are intended to enable the Fund to manage market and interest rate risks, these investments can be highly volatile, and the Fund’s use of them could result in poorer investment performance.  The Fund’s use of these investment devices for hedging purposes may not be successful.  Successful hedging strategies require the ability to predict future movements in securities prices, interest rates and other economic factors.  When the Fund uses futures contracts and options as hedging devices, there is a risk that the prices of the securities subject to the futures contracts and options may not correlate perfectly with the prices of the securities in the Fund’s portfolio.  This may cause the futures and options to react to market changes differently than the portfolio securities.  In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors, such as interest rates, securities price movements and other economic factors.  Even if the expectations of the Adviser are correct, a hedge could be unsuccessful if changes in the value of the Fund’s portfolio securities does not correspond to changes in the value of its futures contracts.  The Fund’s ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If the Fund is unable to close out its position due to disruptions in the market or lack of liquidity, the Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.

When-Issued and Delayed Delivery Transactions — The Fund may enter into transactions in which it commits to buy a security, but does not pay for or take delivery of the security until some specified date in the future.  The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement.  At the time of settlement, the value of a security may be less than its purchase price.  When entering into these transactions, the Fund relies on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.  The Fund does not intend to purchase securities on a when-issued or delayed delivery basis for speculative purposes, but only in furtherance of its investment objectives.

Other Investments — The Fund may use a variety of other investment instruments in pursuing its investment programs.  The investments of the Fund may include: mortgage-backed securities; securities of other investment companies; and various derivative instruments, including but not limited to options on securities, stock index options, options on foreign currencies and forward foreign currency contracts, and futures contracts.  Various risks are associated with these investments.

11

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The Annual and Semi-Annual Reports will be available by contacting Alpine Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-888-785-5578 or electronically on the Fund’s website at http://www.alpinefunds.com.

12

Management of the Fund

The management of the Fund is supervised by the Board of Trustees (the “Board of Trustees”) of Alpine Series Trust (the “Trust”). Alpine Woods Capital Investors, LLC (the “Adviser”), located at 2500 Westchester Avenue, Suite 215, Purchase, New York 10577, serves as the Fund’s investment adviser.  The Adviser is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Adviser is a privately owned investment management firm that manages a family of open-end mutual funds (the “Alpine Funds”), three closed-end funds and also provides institutional investment management. The Adviser began conducting business in March 1998 and, together with its affiliated entities, had approximately $8.7 billion under management as of July 31, 2008.  The Adviser is a Delaware limited liability company organized on December 3, 1997.  All membership interests in the Adviser are owned by Alpine Woods, L.P. Mr. Samuel A. Lieber has a majority interest in this partnership and is the controlling person of its general partner.  He co-founded the Adviser in 1998 with his father, Stephen A. Lieber.

Under the general supervision of the Board of Trustees, the Adviser will carry out the investment and reinvestment of the managed assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations.  The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund.  In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly fee computed at the annual rate of 1.00% of the average daily net assets of the Fund. The Adviser has agreed contractually to waive its fees and to absorb expenses of the Fund to the extent necessary to ensure that ordinary operating expenses of the Fund (excluding interest, brokerage commissions and extraordinary expenses) do not exceed annually 1.35% of the Fund’s average net assets.  The Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to certain limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the annual expense limitation to be exceeded.  This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.  The total estimated annual expenses of the Fund are set forth in the section titled “FEES AND EXPENSES.”

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (now known as the Financial Industry Regulatory Authority), and subject to seeking best price and execution, the Adviser may consider sales of shares of other funds for which it serves as investment adviser as a factor in the selection of dealers to effect portfolio transactions for the Fund.

13

Under its arrangements with privately placed funds that it manages, the Adviser receives a portion of the appreciation of such funds’ portfolios. This may create an incentive for the Adviser to allocate attractive investment opportunities to such funds. However, the Adviser has procedures designed to allocate investment opportunities in a fair and equitable manner.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement between the Adviser and the Trust on behalf of the Fund, will be available in the Annual report to shareholders for the period ended October 31, 2008.

Portfolio Managers

Mr. Samuel A. Lieber and Mr. Stephen A. Lieber serve as co-portfolio managers of the Fund and are the persons who have day-to-day responsibility for managing the Fund’s portfolio.

Samuel A. Lieber is the Chairman of the Board of Trustees and President of the Trust.  He founded the Adviser (formerly Alpine Management & Research, LLC) and is its Chief Executive Officer.  Mr. Lieber also serves as portfolio manager of Alpine International Real Estate Equity Fund, Alpine U.S. Real Estate Equity Fund, Alpine Global Infrastructure Fund, Alpine Emerging Markets Real Estate Fund and Alpine Global Premier Properties Fund and co-portfolio manager of both the Alpine Dynamic Balance Fund and Alpine Dynamic Innovators Fund. From 1985 to 1998, Mr. Lieber was the real estate securities portfolio manager and the senior real estate securities analyst for the Evergreen Funds.  In 1989, Mr. Lieber became the portfolio manager of the first public mutual fund that focused primarily on investing internationally in real estate-related securities.  Prior to 1985, Mr. Lieber was associated with Whitbread-Nolan, Inc. in the investment property brokerage division.  Previous to this, Mr. Lieber worked for the urban design firm, Project for Public Spaces, as a Noyes Fellow.

Mr. Lieber received his Bachelor’s degree (with high honors) from Wesleyan University and attended the New York University Graduate School of Business and New York University's Real Estate Institute.

Mr. Lieber has been widely quoted in the financial media, and has appeared on CNBC and radio, and been featured in Forbes, Individual Investor, Smart Money, Kiplinger's and Barron’s as well as the Nightly Business Report.  Mr. Lieber has also been interviewed by The Wall Street Journal, The New York Times, Fortune, Barron's and The Wall Street Transcript, among other periodicals.

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Stephen A. Lieber is the Executive Vice President of the Trust.  Mr. Lieber also serves as portfolio manager of the Alpine Dynamic Transformations Fund and the co-portfolio manager of both the Alpine Dynamic Balance Fund and Alpine Dynamic Innovators Fund.  He brings more than half of a century of successful investment management experience to the Adviser, of which he is Chief Investment Officer.  Mr. Lieber started working in the investment management field in 1950, and became a partner of Oppenheimer, Vanden Broeck & Co., member of the New York Stock Exchange, in 1953.  Mr. Lieber was also a co-founder of Vanden Broeck Lieber & Co. in 1956.

Mr. Lieber started his own investment firm, Lieber & Co., in 1969 and formed the Evergreen Fund, a mutual fund, in 1971.  The Evergreen Fund, which predominantly invested in smaller entrepreneurial companies, was followed by a series of additional mutual funds managed by Lieber & Co., or its affiliates, including: the Evergreen Total Return Fund in 1978, the Evergreen Limited Market Fund in 1983, the Evergreen Growth and Income Fund in 1986, the Evergreen Foundation Fund in 1990 and the Evergreen Tax Strategic Foundation Fund in 1993 (collectively the “Evergreen Funds”).

First Union Corp. purchased Lieber & Co. (which was the parent firm of Evergreen Asset Management Corp., the investment adviser to the Evergreen Funds) in 1994.  For the following five years, Mr. Lieber continued as chairman, co-chief executive officer, and also as portfolio manager of the Evergreen Fund, the Evergreen Foundation Fund, the Evergreen Tax Strategic Foundation Fund, the Evergreen Tax Strategic Equity Fund and several annuity funds and separate accounts.  The effectiveness of these funds' strategies was highlighted in a New York Times article from October 10, 1999 that cited a study evaluating the performance of investment managers over a substantial period of time.  According to the article, management of the Evergreen Fund was ranked as one of three out of 1,437 investment managers that exceeded appropriate benchmark performance through the investment cycles between 1971 and 1996.  When Mr. Lieber retired in 1999 as chairman and co-chief executive officer of Evergreen Asset Management Corp., the total of mutual fund assets under management was $21 billion.

Upon leaving Evergreen Asset Management Corp., Mr. Lieber formed Saxon Woods Advisors, LLC, an investment advisory firm registered under the Advisers Act to permit Mr. Lieber to continue management of accounts for individual clients and others.  Mr. Lieber received a Bachelor's degree in English (with honors) from Williams College, and attended the Harvard University Graduate School of Arts & Sciences.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

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How the Fund Values Its Shares

The price of the Fund’s shares is based on the Fund’s net asset value.  The net asset value of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares.  The net asset value takes into account the fees and expenses of the Fund, including management, administration and other fees, which are accrued daily.  Net asset value is determined each day the New York Stock Exchange (the “NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time).  The price at which a purchase or redemption is effected is based on the next calculation of net assets after an order is placed.  In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations.  If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees.   The Fund will use fair value pricing where: (i) a security is illiquid (restricted securities and repurchase agreements maturing in more than seven days); (ii) the market or exchange for a security is closed on an ordinary trading day and no other market prices are available; (iii) the security is so thinly traded that there have been no transactions in the security over an extended period; or (iv) the validity of a market quotation received is questionable.  In addition, fair value pricing will be used if emergency or unusual situations have occurred, such as when trading of a security on an exchange is suspended; or when an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (applicable to foreign securities).

How to Buy Shares

No sales charges are imposed when you purchase shares of the Fund.  You may purchase shares at net asset value as described below or through your financial intermediary.  If you make a purchase through your financial intermediary, that intermediary is responsible for sending your purchase order to the Fund.  Please keep in mind that your financial intermediary may charge additional fees for its services.  The minimum initial investment in the Fund is $1,000.  The Fund reserves the right to vary or waive the minimum in certain situations.  There is no minimum investment requirement for subsequent investments if mailed by check.  Telephone and internet subsequent purchases are subject to a minimum of $100.  Shares will be issued at the net asset value per share next computed after the receipt of your purchase request, together with payment in the amount of the purchase.  Stock certificates will not be issued. Instead, your ownership of shares will be reflected in your account records with the Fund.

Purchases by Mail

To make an initial purchase by mail:

•	Complete the enclosed application.

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•	Mail the application, together with a check made payable to Alpine Funds:

By Mail: Alpine Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	By Overnight Delivery or Express Mail: Alpine Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202

•
All checks must be in U.S. dollars drawn on U.S. banks.  The Fund will not accept payment in cash or money orders.  The Fund also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

•
Subsequent investments may be made in the same manner, but you need not include an application.  When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check, the name of the Fund, the exact title of the account, your address, and your Fund account number.

In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent (the “Transfer Agent”) will verify certain information on your application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-785-5578 if you need additional assistance when completing your application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until clarifying information/documentation is received.  The Fund may also reserve the right to close the account within five business days if such clarifying information/documentation is not received.

Purchases by Internet

To open an account via the Internet with no forms to print or mail, go to www.alpinefunds.com.

Payment for shares purchased through the Fund’s website may be made only through an ACH (Automatic Clearing House) debit of your bank account of record.  Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record.  Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website.  Transactions initiated through the website are subject to the same purchase and redemption minimums and maximums as other transaction methods.

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You should be aware that there may be delays, malfunctions or other inconveniences associated with the Internet.  There also may be times when the website is unavailable for Fund transactions or other purposes.  Should this happen, you should consider performing transactions by another method.

The Fund employs procedures to confirm that transactions entered through the Internet are genuine.  These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information.  In order to conduct transactions on the website, you will need your account number, Social Security number, username and password.  The Fund and its service providers will not be liable for any loss, liability, cost or expense for following instructions communicated through the Fund’s website, including fraudulent or unauthorized instructions.

Purchases by Wire

If you are making your first investment in the Fund, before you wire funds:

•	The Transfer Agent must have a completed application. You can mail or overnight deliver your application to the Transfer Agent at the address above.

•	Upon receipt of your completed application, the Transfer Agent will establish an account for you.

•
The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.  Your bank must include both the name of the Fund, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit:
Alpine Accelerating Dividend Fund
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

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For Subsequent Investments – By wire

•	Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Additional Information

If your purchase transaction is canceled due to nonpayment or because your purchase check does not clear, you will be responsible for any loss the Fund or the Adviser incur and you will be subject to a returned check fee of $25.  If you are an existing shareholder of any other series of the Trust, the Fund may redeem shares from your other account to reimburse the Fund or the Adviser for the loss.  In addition, you may be prohibited or restricted from making further purchases of shares.

Shares may also be purchased through certain brokers or other financial intermediaries, which may impose transaction fees and other charges.  These fees and charges are not imposed by the Fund.

Shares of the Fund have not been registered for sale outside of the United States.  The Alpine Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

The Adviser may at its own expense make cash payments to some, but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund.  These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales.

Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Fund or its shareholders including shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to representatives of the broker, dealer or other financial intermediaries.  Revenue sharing payments also may be made to brokers, dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list.

You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Fund.

Exchange Privilege

You may exchange some or all of your shares of the Fund for shares of one of the other Alpine Funds.  You may do this through your financial intermediary, or by telephone or mail as described below.  An exchange involves the redemption of shares of one Fund and the purchase of shares of another Alpine Fund.  Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.  Exchanges are made on the basis of the relative net asset values of the shares being exchanged next determined after an exchange request is received.  An exchange which represents an initial investment in a fund is subject to the minimum investment requirements of that fund. In addition, brokers and other financial intermediaries may charge a fee for processing exchange requests.  Exchanges are not subject to redemption fees, except in the case when you are exchanging from a fund with a redemption fee to a fund that does not currently charge a redemption fee.  If you exchange from a fund without a redemption fee into a fund with a redemption fee, the fee liability begins on the trade date of the exchange not the original share purchase date.

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The Alpine Funds each have different investment objectives and policies.  You should review the objective and policies of the fund whose shares will be acquired in an exchange before placing an exchange request.  An exchange is a taxable transaction for Federal income tax purposes.  You are limited to five exchanges per calendar year.  The exchange privilege may be modified or discontinued at any time by the Alpine Funds upon sixty days’ notice.

Exchanges by Telephone

To exchange shares by telephone:

•	Call 1-888-785-5578.
•	Shares exchanged by telephone must have a value of $1,000 or more.
•	Exchange requests received after market close (generally 4:00 p.m. Eastern time) will be processed using the net asset value determined on the next business day.
•
During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange.  You should follow the procedures for exchanges by mail if you are unable to reach the Fund by telephone, but send your request by overnight courier to: Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

•	The telephone exchange procedure may not be used to exchange shares for which certificates have been issued.
•	Telephone exchanges are subject to a $5.00 fee per exchange.

To exchange shares by telephone, you must indicate this on your application.  To authorize telephone exchanges after establishing your Fund account, send a signed written request to the Alpine Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

Reasonable procedures are used to verify that telephone exchange instructions are genuine.  If these procedures are followed, the Fund and its agents will not be liable for any losses due to unauthorized or fraudulent instructions.  A telephone exchange may be refused by a Fund if it is believed advisable to do so.  Procedures for exchanging shares by telephone may be modified or terminated at any time.

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Exchanges by Mail

To exchange shares by mail:

•	Send a written request using the procedures for written redemption requests (however, no signature guarantee is required.)
•	If certificates for the shares being exchanged have been issued, the signed certificates and a completed stock power form must accompany your written request.

For further information, call 1-888-785-5578.

How to Redeem Shares

You may redeem shares of the Fund on any day the NYSE is open, either directly or through your financial intermediary.  The price you will receive is the net asset value per share next computed after your redemption request is received in proper form.  Redemption proceeds generally will be sent to you within seven days.  However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to twelve business days).  Once a redemption request has been placed, it is irrevocable and may not be modified or canceled.  Redemption requests received after market close (generally 4:00 p.m. Eastern time) will be processed using the net asset value per share determined on the next business day.  Brokers and other financial intermediaries may charge a fee for handling redemption requests.

Redeeming Shares by Mail

To redeem shares by mail:

•	Send a letter of instruction signed by all registered owners of the account to: Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, WI 53202.

•	Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.

•	A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is changed on your account;

•	When redemption proceeds are sent to any person, address or bank account not on record;

•	When establishing or modifying certain services on an account;

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•	If a change of address request was received by the Transfer Agent within the last 15 days;

•	For all redemptions in excess of $50,000 from any shareholder account; and

•
The Fund and/or the Transfer Agent may require a signature guarantee in other cases based on the facts and circumstances relative to the particular situation.  A signature guarantee must be provided by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Transfer Agent.

•	Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

For further information, call 1-888-785-5578.

Redeeming Shares by Telephone

To redeem shares by telephone:

•
Call 1-888-785-5578 between the hours of 8:00 a.m. and 7:00 p.m. (Central time) on any business day (i.e., any weekday exclusive of days on which the NYSE is closed).  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

•	Specify the amount of shares you want to redeem (minimum $1,000, maximum $50,000).

•	Provide the account name, as registered with the Fund, and the account number.

•
Redemption proceeds will be mailed to you by check at the address indicated in your account registration, or wired to an account at a commercial bank that you have previously designated.  A $15.00 charge is deducted from redemption proceeds if the proceeds are wired.  This charge is subject to change without notice.  Redemption proceeds may also be sent via electronic funds transfer through the Automated Clearing House (“ACH”) network, to your predetermined bank account.  There is no charge for the electronic funds transfer however credit may not be available for two to three days.

•
During periods of unusual economic or market conditions, you may experience difficulty effecting a telephone redemption.  In that event, you should follow the procedures for redemption by mail and send your written request by overnight courier to: Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, WI 53202.

•	The telephone redemption procedure may not be used to redeem shares for which certificates have been issued.

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To redeem shares by telephone, you must indicate this on your application and choose how the redemption proceeds are to be paid.  To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to the Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, WI 53202.  Signatures must be guaranteed by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Transfer Agent.  You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine.  These procedures include requiring some form of personal identification and tape recording of conversations.  If these procedures are followed, the Fund and its agents will not be liable for any losses due to unauthorized or fraudulent instructions.  The Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so.  The telephone redemption option may be suspended or terminated at any time without advance notice.

Redemption Fees

The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment.  The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow.  These cash flows can unnecessarily disrupt the Fund’s investment program.  Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned.  Short-term trading drives up the Fund’s transaction costs, measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors.  Additionally, redemption of short-term holdings may create missed opportunity costs for the Fund, as the Adviser is unable to take or maintain positions with certain securities employing certain strategies that require a longer period of time to achieve anticipated results.

For these reasons, the Fund assesses a 1.00% fee on the redemption of the Fund’s shares held for less than two months.  Redemption fees will be paid to the Fund to help offset transaction costs.  The Fund reserves the right to waive the redemption fee, subject to its sole discretion in instances they deem not to be disadvantageous to the Fund.

The Fund will use the first-in, first-out (FIFO) method to determine the two-month holding period.  Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account.  If this holding period is less than two months, the redemption fee will be assessed.  The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for two months from the date of purchase.

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The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Fund’s Systematic Withdrawal Plan, as these transactions are typically de minimis.  This fee will also not be assessed on certain exchanges or to the participants in employer-sponsored retirement plans that are held at the Fund in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Fund in an omnibus account.  The redemption fee will also not be assessed on exchanges except in instances where you are exchanging shares of a fund with a redemption fee into a fund which does not currently have a redemption fee.  If you exchange from a fund without a redemption fee into a fund with a redemption fee, the fee liability begins on the trade date of the exchange not the original share purchase date.

Additional Redemption Information

A redemption of shares is a taxable transaction for Federal income tax purposes.  Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law.  The Fund reserves the right to close your account if the account value has remained below $1,000 for thirty days or more as a result of one or more redemptions.  You will receive sixty days’ written notice to increase the account value before the account is closed.  Although in unusual circumstances the Fund may pay the redemption amount in-kind through the distribution of portfolio securities, it is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of the Fund’s total net assets during any ninety-day period for any one shareholder.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Tools to Combat Frequent Transactions

The Fund is intended for long-term investors.  The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. While not specifically unlawful, the practice utilized by short-term traders to time their investments and redemptions of Fund shares with certain market-driven events can create substantial cash flows.  These cash flows can be disruptive to the portfolio manager’s attempts to achieve the Fund’s objectives.  Further, frequent short-term trading of Fund shares drives up the Fund’s transaction costs to the detriment of the remaining shareholders.

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Funds that invest in overseas securities, where market timers may seek to take advantage of time zone differences and funds that invest in investments which are not frequently traded, may be targets of market timers.

For these reasons, the Fund uses a variety of techniques to monitor for and detect abusive trading practices. The Fund does not accommodate “market timers” and discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance.  The Board of Trustees has developed and adopted a market timing policy which takes steps to reduce the frequency and effect of these activities in the Fund.  These steps include, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available and a 1.00% redemption fee for all shares of the Fund held less than two months. These techniques may change from time to time as determined by the Fund in its sole discretion.

Trading Practices.  Currently, the Fund reserves the right, in its sole discretion, to identify trading practices as abusive.  The Fund may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive. In addition, the Fund reserves the right to accept purchases and exchanges if they believe that such transactions would not be inconsistent with the best interests of Fund shareholders or this policy.

The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, they may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have simultaneous access to the underlying shareholder account information.  In this regard, in compliance with Rule 22c-2 of the 1940 Act, the Fund has entered into Information Sharing Agreements with financial intermediaries pursuant to which these financial intermediaries are required to provide to the Fund, at the Fund’s request, certain customer and identity trading information relating to its customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Financial intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from customers that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

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Fair Value Pricing. The trading hours for most foreign securities end prior to the close of the NYSE, the time the Fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund may value foreign securities at fair value, taking into account such events, when they calculate their net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

The Board of Trustees has also developed procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Fund may also fair value a security if the Fund or the Adviser believe that the market price is stale. Other types of securities that the Fund may hold for which fair pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

Shareholder Services

The Fund offers the following shareholder services.  For more information about these services or your account, contact your financial intermediary or call 1-888-785-5578.  Some services are described in more detail in the application.

Automatic Investment Plan. You may make regular monthly or quarterly investments automatically in amounts of not less than $50 through the Automatic Investment Plan.  This plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund.  In order to participate in the plan, your financial institution must be a member of the ACH network.  The Fund may modify or terminate this privilege at any time.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the plan, please complete the Automatic Investment Plan section on the application or call the Transfer Agent at 1-888-785-5578.  Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five days prior to the effective date.

Telephone Investment Plan. You may make investments into an existing account, on demand, in amounts of not less than $100 or more than $10,000 per investment, by calling 1-888-785-5578.  If elected on your application, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network.  You must have banking information established on your account prior to making a purchase.  If your order is received by 4:00 p.m. (Eastern time), shares will be purchased at the net asset value calculated on that day.

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Systematic Cash Withdrawal Plan. If your account has a value of $10,000 or more, you may participate in the Systematic Cash Withdrawal Plan.  Under this plan, you may elect to receive regular monthly or quarterly checks to your address of record, or credit directly to your predetermined bank account, in a stated amount of not less than $75.  Shares will be redeemed as necessary to make those payments.  To participate in the Systematic Cash Withdrawal Plan, you should elect to have dividends and capital gain distributions on your Fund shares reinvested.

Investments through Employee Benefit and Savings Plans. Certain qualified and non-qualified employee benefit and savings plans may make shares of the Fund available to their participants.  The Adviser may provide compensation to organizations providing administrative and recordkeeping services to those plans.

Automatic Reinvestment Plan. For your convenience, all dividends and distributions of the Fund are automatically reinvested in full and fractional shares of the Fund at its net asset value per share at the close of business on the record date, unless you request otherwise in writing.  A written request to change your dividend reinvestment election must be received at least three full business days before a given record date to be effective on that date.

Tax Sheltered Retirement Plans. Eligible investors may open a pension or profit sharing account in the Fund under the following prototype retirement plans: (i) Individual Retirement Accounts (“IRAs”) and Rollover IRAs; and (ii) Simplified Employee Pensions (“SEPs”) for sole proprietors, partnerships and corporations.

Householding. The Fund will automatically send updated prospectuses, Annual Reports and Semi-Annual Reports to Fund shareholders.  In order to reduce the volume of mail, when possible, only one copy of each document will be sent to shareholders we reasonably believe are from the same family or household.  This policy does not apply to account statements.

Internet Account Access and Trading.  This option allows you to access your account information online as well as execute transactions on your account.  To choose this option, complete the appropriate section of your application.  For Internet transactions, only bank accounts held at domestic institutions which are ACH members may be used.  Your shares will be purchased or redeemed at the next NAV determined after receipt of your order.

Log on to the Fund’s website at http://www.alpinefunds.com to access your account and to create your PIN.

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Dividends, Distributions and Taxes

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of a Fund who acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus.  These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.  The following discussion is only a summary of some of the important tax considerations generally applicable to investments in a Fund and the discussion set forth herein does not constitute tax advice.  For more detailed information regarding tax considerations, see the Fund’s SAI. There may be other tax considerations applicable to particular investors.  In addition, income earned through an investment in a Fund may be subject to state, local and foreign taxes.

Your distribution will be reinvested automatically in additional shares of the Fund in which you have invested, unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value.  All future distributions will be automatically reinvested in the shares of the Fund.  No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Policy.  It is the policy of the Fund to distribute to shareholders its investment company income, if any, annually and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Code.  Dividends and distributions generally are taxable in the year paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year.

Taxation of the Fund.  The Fund intends to qualify to be treated as regulated investment companies under the Code.  While so qualified, the Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains they distribute to shareholders.  The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year.  The Fund anticipates meeting these distribution requirements.

Taxation of Shareholders.  The following information is meant as a general summary for U.S. citizens and residents.  Most shareholders normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from the Fund whether dividends and distributions are paid in cash or reinvested in additional shares.

The Fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income.  Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the Fund.  Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.  Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

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Your redemptions, including exchanges, may result in a capital gain or loss for Federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell your shares.

Following the end of each calendar year, every shareholder will be sent applicable tax information and information regarding the dividends paid and capital gain distributions made during the calendar year.  For amounts paid in 2008, the backup withholding rate is 28%.  The Fund may be subject to foreign withholding taxes, which would reduce its investment return. Tax treaties between certain countries and the U.S. may reduce or eliminate these taxes.  Shareholders who are subject to U.S. Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by the Fund.  The Fund’s transactions in options, futures and forward contracts are subject to special tax rules.  These rules can affect the amount, timing and characteristics of distributions to shareholders.

The foregoing briefly summarizes some of the important Federal income tax consequences to shareholders of investing in a Fund’s shares, reflects the Federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors.  Investors should consult their tax advisers regarding other Federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

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Notice of Privacy Policy

The Fund collects non-public information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with others or us.

The Fund does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities.  The Fund restricts access to your personal and account information to those employees who need to know that information to provide products and services to you.  The Fund also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  The Fund maintains physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Not Part of the Prospectus

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Additional Information

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund.  This Prospectus does not constitute an offer by the Fund to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

INVESTMENT ADVISER
ALPINE WOODS CAPITAL INVESTORS, LLC
2500 Westchester Avenue, Suite 215
Purchase NY 10577-2540

CUSTODIAN
U.S. BANK, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT, FUND ACCOUNTANT & ADMINISTRATOR
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DELOITTE & TOUCHE LLP
555 East Wells Street
Milwaukee, WI 53202

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

FUND COUNSEL
BLANK ROME LLP
405 Lexington Avenue
New York, NY 10174

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To Obtain More Information about the Fund

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports — Additional information will be available in the Annual and Semi-Annual reports to Fund shareholders.  The Annual Report to Fund Shareholders contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information — The SAI provides more details about the Fund and its policies.  A current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

To obtain free copies of the Annual or Semi-Annual Reports to Fund shareholders or the SAI or to discuss questions about the Fund:

By Telephone — 1-888-785-5578

By Mail — Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, WI 53202.

By Website — http://www.alpinefunds.com — The SAI is currently not available on the website but you may obtain the document by requesting it by telephone or by mail as noted above or from the SEC as noted below.

From the SEC — Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street, Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File Number 811-10405.

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The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

October 31 , 2008

ALPINE DYNAMIC BALANCE FUND
ALPINE DYNAMIC DIVIDEND FUND
ALPINE DYNAMIC FINANCIAL SERVICES FUND
ALPINE DYNAMIC INNOVATORS FUND
ALPINE DYNAMIC TRANSFORMATIONS FUND
ALPINE ACCELERATING DIVIDEND FUND

EACH A SERIES OF ALPINE SERIES TRUST

615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
1-888-785-5578

This Statement of Additional Information, dated October 31 , 2008, relates to Alpine Dynamic Balance Fund (the “Balance Fund”), Alpine Dynamic Dividend Fund (the “Dividend Fund”), Alpine Dynamic Financial Services Fund (the “Financial Services Fund”), Alpine Dynamic Innovators Fund (the “Innovators Fund”), Alpine Dynamic Transformations Fund (the “Transformations Fund”) and Alpine Accelerating Dividend Fund (the “ Accelerating Dividend Fund” and collectively with the Balance Fund, the Dividend Fund, the Financial Services Fund, the Innovators Fund and the Transformations Fund, the “Funds”).  Each Fund is a separate series of Alpine Series Trust (the “Trust”).  Shares of each Fund are offered through a prospectus dated February 28, 2008, except the Accelerating Dividend Fund is offered through a separate prospectus dated October 31 , 2008 (each a “Prospectus,” collectively, the “Prospectuses”).  A copy of the Prospectuses may be obtained without charge by calling the number listed above.  This Statement of Additional Information is not a prospectus.  It contains information in addition to and more detailed than that set forth in the Prospectuses and is intended to provide you with information regarding the activities and operations of each Fund.  The Statement of Additional Information should be read in conjunction with the Prospectuses.

The Funds’ most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated into this Statement of Additional Information by reference to the Funds’ October 31, 2007 Annual Report as filed with the Securities and Exchange Commission (“SEC”). The Accelerating Dividend Fund is expected to commence operations on or about November 3 , 2008 and is therefore not included in the October 31, 2007 Annual Report.

Table of Contents

DESCRIPTION OF EACH FUND AND ITS INVESTMENTS	1
HISTORY OF THE FUNDS AND GENERAL INFORMATION	1
TYPES OF INVESTMENTS	2
STRATEGIC INVESTMENTS	6
SPECIAL INVESTMENT TECHNIQUES	11
INVESTMENT RESTRICTIONS	13
CERTAIN RISK CONSIDERATIONS	16
PORTFOLIO TURNOVER	16
MANAGEMENT	16
CODES OF ETHICS	24
PROXY VOTING PROCEDURES	24
INVESTMENT ADVISORY ARRANGEMENTS	25
PORTFOLIO MANAGERS	27
DISTRIBUTOR	28
ALLOCATION OF BROKERAGE	28
PORTFOLIO HOLDINGS INFORMATION	29
ADDITIONAL TAX INFORMATION	30
NET ASSET VALUE	33
PURCHASE OF SHARES	35
ANTI-MONEY LAUNDERING PROGRAM	35
REDEMPTIONS	36
SERVICE PROVIDERS	37
ADDITIONAL INFORMATION	38
PERFORMANCE INFORMATION	39
GENERAL	40
FINANCIAL STATEMENTS	40
APPENDIX “A”	A-1
APPENDIX “B”	B-1

DESCRIPTION OF EACH FUND AND ITS INVESTMENTS

The investment objectives of each Fund and a description of its principal investment strategies are set forth under “ABOUT THE FUNDS” and “THE FUNDS’ INVESTMENTS AND RELATED RISKS” in the Prospectuses.  Each Fund’s investment objectives are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of that Fund.

Alpine Woods Capital Investors, LLC (formerly, Alpine Management & Research, LLC) (the “Adviser”) serves as the investment adviser of each Fund.

HISTORY OF THE FUNDS AND GENERAL INFORMATION

Capitalization and Organization

Each Fund is a series of Alpine Series Trust, a Delaware statutory trust organized on June 5, 2001.  The Balance Fund commenced its operations on June 7, 2001.  The Dividend Fund commenced its operations on September 22, 2003.  The Financial Services Fund commenced its operations on November 1, 2005.  The Innovators Fund commenced its operations on July 11, 2006.  The Transformations Fund commenced operations on December 31, 2007.  The Accelerating Dividend Fund is expected to commence operations on or about November 3, 2008.   The Trust is governed by its Board of Trustees.  Each Fund may issue an unlimited number of shares of beneficial interest with a $0.001 par value.  All shares of each Fund have equal rights and privileges.  Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares of the same class in dividends and distributions declared by such Fund and, upon liquidation, to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of each Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

Under the Trust’s Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of all of the outstanding shares of beneficial interest of the Trust.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the Investment Company Act of 1940, as amended (the “1940 Act”) may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held, unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act.

Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

The Trustees are authorized to classify and reclassify any issued class of shares of a Fund into shares of one or more classes of the Fund and to reclassify and issue any unissued shares to any number of additional series without shareholder approval.  Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of the Trust with different investment objectives, policies or restrictions, additional series or classes of shares may be created.  Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the State of Delaware.  If shares of another series of the Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes.  Generally, shares of all portfolios, including the Funds, would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner.  As to matters affecting each portfolio differently, such as approval of its investment advisory agreement (“Advisory Agreement”) and changes in investment policy, shares of each portfolio would vote separately.  In addition, the Trustees may, in the future, create additional classes of shares of a Fund. Except for the different distribution related and other specific costs borne by classes of shares of a Fund that may be created in the future, each such class will have the same voting and other rights described as the other class or classes of such Fund.

Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust.  A meeting of shareholders for the purpose of electing or removing one or more Trustees will be called (i) by the Trustees upon their own vote, or (ii) upon the demand of a shareholder or shareholders owning shares representing 10% or more of the outstanding shares.  The rights of the holders of shares of a Fund may not be modified except by the vote of a majority of the outstanding shares of such Fund.

TYPES OF INVESTMENTS
Equity Securities

Equity securities in which each Fund may invest may include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options.  The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Convertible Securities

Each Fund may invest in convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

Each Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objective.  Each Fund may also elect to hold or trade convertible securities.  In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.  In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Warrants

Each Fund may invest in warrants.  Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time.  Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual.  However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant.  Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them.  The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Foreign Securities

Each Fund may purchase securities of non-U.S. issuers and securities of U.S. issuers that trade in foreign markets (“foreign securities”).  To the extent that foreign securities purchased by a Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect: a Fund’s net asset values per share; the value of any interest earned; gains and losses realized on the sale of securities; and net investment income and capital gains, if any, to be distributed to shareholders by the Fund.  If the value of a foreign currency rises against the U.S. dollar, the value of a Fund’s assets denominated in that currency will increase.  Correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund’s assets denominated in that currency will decrease.  The performance of a Fund will be measured in U.S. dollars, the base currency for a Fund.  When a Fund converts its holdings to another currency, it may incur conversion costs.  Foreign exchange dealers realize a profit on the difference between the prices at which such dealers buy and sell currencies.

Each Fund may engage in transactions in foreign securities, which are listed on foreign securities exchanges, traded in the over-the-counter market or issued in private placements.  Transactions in listed securities may be effected in the over-the-counter markets if, in the opinion of the Adviser, this affords a Fund the ability to obtain best price and execution. Securities markets of foreign countries in which each Fund may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets.  The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations for the securities of foreign issuers; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the ability of the Fund to purchase or sell large blocks of securities and thus obtain the best price; (8) transactions costs, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity; (10) foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, net asset value per share may be significantly affected on days when shareholders do not have the ability to purchase or redeem shares of the Fund; and (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries.  These various risks may be greater in emerging market countries.

American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded.  ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs are receipts issued in Europe by banks or depositories that evidence a similar ownership arrangement.  Generally ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Fixed Income Securities

Each Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers.  These securities, whether of U.S. or foreign issuers, may pay fixed, variable or floating rates of interest, and may include zero coupon obligations, which do not pay interest until maturity.  Fixed income securities may include:

▪	bonds, notes and debentures issued by corporations;
▪	debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”);
▪	municipal securities;
▪	mortgage-backed and asset-backed securities; or
▪
debt securities issued or guaranteed by foreign corporations and foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks.

Subject to certain limitations, each Fund may invest in both investment grade and non-investment grade debt securities.  Investment grade debt securities have received a rating from Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) in one of the four highest rating categories or, if not rated, have been determined to be of comparable quality to such rated securities by the Adviser or the Sub-Adviser.  Non-investment grade debt securities (typically called “junk bonds”) have received a rating from S&P or Moody’s of below investment grade, or have been given no rating and are determined by the Adviser and the Sub-Adviser to be of a quality below investment grade.  Each Fund may invest up to 5% of the value of its total assets in debt securities that are rated below A by Moody’s or by S&P.  Each Fund may not invest in debt securities rated below Ccc by S&P or Caa by Moody’s (or unrated debt securities determined to be of comparable quality by the Adviser and the Sub-Adviser).  There are no limitations on the maturity of debt securities that may be purchased by a Fund.

Sovereign Debt Obligations

The Funds may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of developing countries.  Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations.  Sovereign debt of developing countries may involve a high degree of risk, and may present the risk of default.  Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Securities of other Investment Companies

Each Fund may invest in the securities of other registered, open-end investment companies that have investment objectives and policies similar to its own.  Each Fund may also purchase shares of money market funds that invest in U.S. Government Securities and repurchase agreements, in lieu of purchasing money market instruments directly.  Any investment by a Fund in the securities of other investment companies, including money market funds, will be subject to the limitations on such investments contained in the 1940 Act or applicable exemptive order.  When a Fund holds shares of another investment company, the Fund’s shareholders will indirectly bear the fees and expenses of that company, which will be in addition to the fees and expenses they bear as shareholders of the Fund.

Each Fund may invest its daily cash balance in the Alpine Municipal Money Market Fund.   Each Fund is permitted to invest 25% of its total assets in the Alpine Municipal Money Market Fund pursuant to the terms of an exemption granted by the SEC.  Each Fund bears its proportionate share of the expenses of the Alpine Municipal Money Market Fund in which it invests.  However, the Adviser has voluntarily agreed to reimburse the management fee expense each Fund incurs by investing in the Alpine Municipal Money Market Fund.

Each Fund may purchase the equity securities of closed-end investment companies to facilitate investment in certain countries.  Equity securities of closed-end investment companies generally trade at a discount to their net asset value, but may also trade at a premium to net asset value.  Each Fund may pay a premium to invest in a closed-end investment company in circumstances where the Adviser determines that the potential for capital growth justifies the payment of a premium.  Closed-end investment companies, as well as money market funds, pay investment advisory and other fees and incur various expenses in connection with their operations.  Shareholders of a Fund will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Fund.

Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, or one of its agencies or instrumentalities, or issued by private issuers.  The mortgage-backed securities in which the Funds may invest include collateralized mortgage obligations (“CMOs”) and interests in real estate mortgage investment conduits (“REMICs”). CMOs are debt instruments issued by special purpose entities and secured by mortgages or other mortgage-backed securities, which provide by their terms for aggregate payments of principal and interest based on the payments made on the underlying mortgages or securities.  CMOs are typically issued in separate classes with varying coupons and stated maturities.  REMIC interests are mortgage-backed securities as to which the issuers have qualified to be treated as real estate mortgage investment conduits under the Internal Revenue Code of 1986, as amended (the “Code”) and have the same characteristics as CMOs.

The Funds may from time to time also invest in “stripped” mortgage-backed securities.  These are securities that operate like CMOs but entitle the holder to disproportionate interests with respect to the allocation of interest or principal on the underlying mortgages or securities.  A stripped mortgage-backed security is created by the issuer separating the interest and principal on a mortgage pool to form two or more independently traded securities.  The result is the creation of classes of discount securities which can be structured to produce faster or slower prepayment expectations based upon the particular underlying mortgage interest rate payments assigned to each class.  These obligations exhibit risk characteristics similar to mortgage-backed securities generally and zero coupon securities.  Due to existing market characteristics, “interest only” and “principal only” mortgage-backed securities are considered to be illiquid.  The prices of these securities are more volatile than the prices of debt securities, which make periodic payments of interest.

Because the mortgages underlying mortgage-backed securities are subject to prepayment at any time, most mortgage-backed securities are subject to the risk of prepayment in an amount differing from that anticipated at the time of issuance.  Prepayments generally are passed through to the holders of the securities.  Any such prepayments received by the Funds must be reinvested in other securities.  As a result, prepayments in excess of that anticipated could adversely affect yield to the extent such amounts are reinvested in instruments with a lower interest rate than that of the original security.  Prepayments on a pool of mortgages are influenced by a variety of economic, geographic, social and other factors.  Generally, however, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates.  Accordingly, amounts required to be reinvested are likely to be greater (and the potential for capital appreciation less) during a period of declining interest rates than during a period of rising interest rates.  Mortgage-backed securities may be purchased at a premium over the principal or face value in order to obtain higher income.  The recovery of any premium that may have been paid for a given security is solely a function of the ability to liquidate such security at or above the purchase price.

Mortgage-backed securities may also be affected by the downturn in the subprime mortgage lending market in the United States.

Asset-Backed Securities

The Funds may invest in asset-backed securities issued by private issuers.  Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities.  Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements.  The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

Asset-backed securities may be “stripped” into classes in a manner similar to that described under the section titled, “Mortgage-Backed Securities,” above, and are subject to the prepayment risks described therein.

Recent Market Events

The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Funds.

STRATEGIC INVESTMENTS

Foreign Currency Transactions; Currency Risk

Exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions.  Although the Funds value their assets daily in U.S. dollars, they generally do not convert their holdings to U.S. dollars or any other currency.  Foreign exchange dealers may realize a profit on the difference between the price at which the Funds buy and sell currencies.

The Funds will engage in foreign currency exchange transactions in connection with their investments in foreign securities.  The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Forward Foreign Currency Exchange Contracts

The Funds may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.  However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships.  The Funds do not speculate in foreign currency.

Except for cross-hedges, the Funds will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when they would be obligated to deliver an amount of foreign currency in excess of the value of their portfolio securities or other assets denominated in that currency or, in the case of a “cross-hedge,” denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements.  At the consummation of a forward contract, the Funds may either make delivery of the foreign currency or terminate their contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating them to purchase, at the same maturity date, the same amount of such foreign currency.  If the Funds choose to make delivery of the foreign currency, they may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Funds into such currency.  If the Funds engage in an offsetting transaction, the Funds will incur a gain or loss to the extent that there has been a change in forward contract prices.

It should be realized that this method of protecting the value of the Funds’ portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange which can be achieved at some future point in time.  Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.  Generally, the Funds will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options

The Funds may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on these securities.  These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Fund.  Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The Funds may not purchase a foreign currency option if, as a result, premiums paid on foreign currency options then held by the Funds would represent more than 5% of the Funds’ net assets.

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period.  The owner of a call option has the right, but not the obligation, to buy the currency.  Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.  When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option.  However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value.  Although purchasing a foreign currency option can protect the Funds against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency.  For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option.  Likewise, if a Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call.  Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally.  In addition, there are certain additional risks associated with foreign currency options.  The markets in foreign currency options are relatively new, and the Funds’ ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.  Although the Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar.  As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable.  The interbank market in foreign currencies is a global, around-the-clock market.  To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions

By using foreign currency futures contracts and options on such contracts, the Funds may be able to achieve many of the same objectives as they would through the use of forward foreign currency exchange contracts.  The Funds may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

A foreign currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price.  A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price.  Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency.  Closing out of currency futures contracts is affected by entering into an offsetting purchase or sale transaction.  An offsetting transaction for a currency futures contract sale is effected by a Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date.  If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and realizes a loss. Similarly, the closing out of a currency futures contract purchase is affected by the Balance Fund entering into a currency futures contract sale.  If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally.  In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks.  Trading options on foreign currency futures contracts is relatively new.  The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.  To reduce this risk, the Funds will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.  Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the option (plus transaction costs).  However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Illiquid Securities

The Trust’s Board of Trustees (the “Board” or “Trustees”) has adopted procedures to determine the liquidity of certain restricted securities, as permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”).  Rule 144A (the “Rule”) is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws.  The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers.  The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule.  The Staff of the SEC has left the question of determining the liquidity of restricted securities eligible for resale under the Rule for determination by the Trustees.  The Trustees consider the following criteria in determining the liquidity of these restricted securities:

(i)	the frequency of trades and quotes for the security;
(ii)	the number of dealers willing to purchase or sell the security and the number of other potential buyers;
(iii)	dealer undertakings to make a market in the security; and
(iv)	the nature of the security and the nature of the marketplace trades.

When-Issued and Delayed Delivery Securities

These transactions are made to secure what is considered to be an advantageous price or yield for the Funds.  No fees or other expenses, other than normal transaction costs, are incurred.  However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund’s records at the trade date.  These assets are marked to market and are maintained until the transaction has been settled.

Lending of Portfolio Securities

The collateral received when the Balance Fund or the Financial Services Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund.  During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities.  Loans are subject to termination at the option of a Fund or the borrower.  Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.  A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Temporary Investments

For defensive purposes, each Fund may temporarily invest all or a substantial portion of its assets in high quality fixed income securities, including money market instruments, or may temporarily hold cash.  Fixed income securities will be deemed to be of high quality if they are rated “A” or better by S&P or the corresponding rating by Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include:

▪	Government securities;
▪	commercial paper;

▪	certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation;
▪	short-term obligations of foreign issuers denominated in U.S. dollars and traded in the U.S.; and
▪	repurchase agreements.

Repurchase agreements are agreements under which a Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from a Fund at a higher price on a designated future date.  If the seller under a repurchase agreement becomes insolvent, a Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them.  In the event of the bankruptcy or insolvency of the seller, a Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.  If the seller defaults, the value of the securities may decline before a Fund is able to dispose of them.  If a Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to most repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral.  Each Fund has adopted procedures designed to minimize the risks of loss from repurchase agreements.

Each Fund’s custodian or a sub-custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.  To the extent that the original seller does not repurchase the securities from the Fund, that Fund could receive less than the repurchase price on any sale of such securities.  In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action.  Each Fund believes that under the regular procedures normally in effect for custody of a Fund’s portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.  Each Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements

Each Fund may also enter into reverse repurchase agreements.  These transactions are similar to borrowing cash and involve risks similar to those discussed under “Borrowing” below.  In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.  The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of each Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date.  These securities are marked to market daily and maintained until the transaction is settled.

Short Sales

Each Fund may effect short sales of securities.  A short sale involves the sale of a security that a Fund does not own in anticipation of purchasing the same security (or a security exchangeable therefor) at a later date at a lower price.  When selling short, a Fund must borrow the security sold short and will be obligated to return the security to the lender.  This is accomplished by a later purchase of the security by the Fund to close its short position.  When a Fund effects a short sale, it must maintain collateral in a segregated account consisting of cash or liquid securities with a value equal to the current market value of the securities sold short less any cash deposited with its broker.  A Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by the Fund would exceed 10% of the value of such Fund’s net assets.

The use of short sales is considered a speculative investment practice.  The limited use of this practice, however, permits a Fund to pursue opportunities to profit from anticipated declines in the prices of particular securities which in the view of the Adviser are overvalued or are likely to be adversely affected by particular trends or events.

Each Fund may also effect short sales “against the box” to hedge against a decline in the value of a security owned by the Fund.  These transactions are not subject to the 10% limitation described above.  If a Fund effects a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and hold those securities while the short sale is outstanding.

Borrowing

Each Fund may borrow money for investment purposes (which is a practice known as “leverage”).  Leveraging creates an opportunity for increased investment returns, but at the same time, creates special risk considerations.  For example, leveraging may exaggerate changes in the net asset value of a Fund’s shares and in the yield on the Fund’s portfolio.  Although the principal amount of such borrowings will be fixed, the Fund’s net assets may change in value during the time the borrowing is outstanding.  Since any decline in value of the Fund’s investments will be borne entirely by a Fund’s shareholders, the effect of leverage in a declining market would be a greater decrease in net asset value than if a Fund did not use leverage.  Leveraging will create interest expenses for a Fund, which can exceed the investment return from the borrowed funds.  To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s investment return will be greater than if leverage was not used.  Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of borrowings, the investment return of the Fund will be less than if leverage was not used.

SPECIAL INVESTMENT TECHNIQUES

Each of the Funds may engage in transactions in options and futures contracts and options on futures contracts.  These instruments derive their performance, at least in part, from the performance of an underlying asset or index.  The discussion below provides additional information regarding the use of options on stock indices and stock index futures.  Appendix B to this Statement of Additional Information sets forth further details regarding options and futures.

Use of Futures and Options

Each of the Funds will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator.  Under those restrictions, no Fund will, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into.  In the case of an option that is “in-the-money,” the in-the-money amount may be excluded in computing such 5%.  (In general, a call option on a future is “in-the-money” if the value of the future exceeds the exercise (“strike”) price of the call; a put option on a future is “in-the-money” if the value of the future which is the subject of the put is exceeded by the strike price of the put.)  Each of the Funds may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the Commodities Exchange Act and regulations thereunder.  As to long positions which are used as part of a Fund’s investment strategy and are incidental to its activities in the underlying cash market, the “underlying commodity value” of a Fund’s futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant.  The “underlying commodity value” of a future is computed by multiplying the size of the future by the daily settlement price of the future.  For an option on a future, that value is the underlying commodity value of the future underlying the option.

Each of the Funds may purchase call and put options on securities to seek capital growth or for hedging purposes.  Each Fund may also write and sell covered call and put options and purchase and write options on stock indices (such as the S&P 500 Index) listed on domestic or foreign securities exchanges or traded in the over-the-counter market for hedging purposes.

Each of the Funds may invest up to 10% of the value of its assets, represented by premiums paid, to purchase call and put options on securities and securities indices.  No Fund may write covered call and put options on securities and securities indices with aggregate exercise prices in excess of 15% of the value of its assets.

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association.  Therefore, the Trust is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Risks of Options on Stock Indices

The purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally.  In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.  Index prices may be distorted if trading of certain stocks included in the index is interrupted.  Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted.  If this occurred, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes.  However, it is a policy to purchase options only on indices that include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk.  If an option is exercised by a Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change.  If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), a Fund would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.  Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.  Alternatively, when the index level is close to the exercise price, a Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop in all index option contracts.  The Funds will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on stocks.

Stock Index Futures Characteristics

Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance.  A determination as to which of the index contracts would be appropriate for purchase or sale by a Fund will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract.  Instead, each Fund will be required to deposit in a segregated asset account an amount of cash or qualifying securities (currently, U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount.  This is called “initial margin.”  Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to each Fund upon termination of the futures contract.  Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker.  Such payments would be required where, during the term of a stock index futures contract purchased by a Fund, the price of the underlying stock index declined, thereby making a Fund’s position less valuable.  In all instances involving the purchase of stock index futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s custodian to collateralize the position.  At any time prior to the expiration of a futures contract, a Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.  For a more complete discussion of the risks involved in stock index futures, refer to the Appendix (“Futures and Options”).

Where futures are purchased to hedge against a possible increase in the price of a security before a Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline instead.  If a Fund, as a result, concluded not to make the planned investment at that time because of concern as to the possible further market decline or for other reasons, a Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.  All participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future.  Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market.  Such increased participation may also cause temporary price distortions.  Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.  In addition, if a Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements.  Such sales may have to be effected at a time when it may be disadvantageous to do so.

INVESTMENT RESTRICTIONS

Except as noted, the investment restrictions set forth below are fundamental and may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding voting securities of such Fund.  Where an asterisk (*) appears, the relevant policy is non-fundamental and may be changed by the Trustees without shareholder approval.  As used in this Statement of Additional Information and in the Prospectuses, “a majority of the outstanding voting securities of a Fund” means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of a Fund or (2) 67% of the shares of a Fund present if more than 50% of the shares are present at a meeting in person or by proxy.

1.	Diversification
With respect to 75% of its total assets, each Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of that Fund’s total assets would be invested in the securities of any one issuer, or that Fund would own more than 10% of the voting securities of any one issuer.

2.	Investment for Purposes of Control or Management*
Each Fund may not invest in companies for the purpose of exercising control or management.

3.	Purchase of Securities on Margin*
Each Fund may not purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of transactions.  A deposit or payment by that Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

4.	Underwriting
Each Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objectives, policies and limitations.

5.	Interests in Oil, Gas or Other Mineral Exploration or Development Programs
Each Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

6.	Short Sales
Each Fund may effect short sales of securities subject to the limitation that a Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by that Fund would exceed 10% of the value of that Fund’s net assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales “against the box”), this limitation is not applicable.

7.	Lending of Funds and Securities
Each Fund may not make loans of money or securities, except to the extent that a Fund may lend money through the purchase of permitted investments, including repurchase agreements, and the Balance Fund and Financial Services Fund may lend securities in accordance with such procedures as may be adopted by the Trustees.

Each Fund may not lend its portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with that Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of a Fund’s net assets.

8.	Commodities
Each Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit a Fund from purchasing and selling securities or other instruments backed by commodities or financial futures contracts and related options, including but not limited to, currency futures contracts and stock index futures.

9.	Real Estate
Each Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of a Fund’s ownership of such securities.

10.	Borrowing, Senior Securities, Reverse Repurchase Agreements
Each Fund may not issue senior securities as defined by the 1940 Act, except that a Fund may borrow money from banks and enter into reverse repurchase agreements (i) in the aggregate amount of up to 10% of the value of its assets to increase its holdings of portfolio securities and (ii) for temporary extraordinary or emergency purposes, subject to the overall limitation that total borrowings by that Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of a Fund’s total assets (measured in each case at the time of borrowing).

11.	Joint Trading*
Each Fund may not participate on a joint or joint and several basis in any trading account in any securities.  (The “bunching” of orders for the purchase or sale of portfolio securities with the Adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

12.	Pledging Assets
Each Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

13.	Investing in Securities of Other Investment Companies*
Each Fund currently intends to limit its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, or its affiliated persons, as a whole in accordance with the 1940 Act and applicable Federal securities laws. Each Fund is permitted to invest 25% of its total assets in the Alpine Municipal Money Market Fund pursuant to the terms of an exemption granted by the SEC.

14.	Illiquid Securities*
Each Fund may not hold more than 15% of its net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding securities eligible for resale under Rule 144A of the 1933 Act which the Trustees have determined to be liquid.

15.	Options*
Each Fund may write, purchase or sell put or call options on securities, stock indices and foreign currencies, or combinations thereof, as discussed elsewhere in this Statement of Additional Information.

16.	Futures Contracts*
Each Fund may purchase financial futures contracts and related options for “bona fide hedging” purposes and for non-hedging purposes provided that aggregate initial margin deposits plus premiums paid by that Fund for open futures options positions, less the amount by which any such positions are “in-the-money,” may not exceed 20% of a Fund’s total assets.

17.	Concentration in Any One Industry
Each of the Balance Fund, the Dividend Fund, the Innovators Fund, the Transformations Fund and the Accelerating Dividend Fund may not invest more than 25% of the value of its total assets in the securities in any single industry, provided that there shall be no limitation on the purchase of U.S. Government securities.  The Financial Services Fund, however, will invest more than 25% of the value of its total assets in the securities of institutions in the financial services industry.
_________
* Non-fundamental policy that may be changed by the Trustees without shareholder approval.

Except as otherwise stated in this Statement of Additional Information or in the Prospectuses, if a percentage limitation set forth in an investment policy or restriction of a Fund is adhered to at the time of investment or at the time a Fund engages in a transaction, a subsequent increase or decrease in percentage resulting from a change in value of an investment or position, or a change in the net assets of a Fund, will not result in a violation of such restriction.

For purposes of their policies and limitations, a Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

CERTAIN RISK CONSIDERATIONS

There can be no assurance that a Fund will achieve its investment objective and an investment in a Fund involves certain risks which are described under “ABOUT THE FUND - Main Risks” and “THE FUNDS’ INVESTMENTS AND RELATED RISKS” in the Prospectuses.

PORTFOLIO TURNOVER

For the fiscal years ended October 31, 2006 and 2007 the portfolio turnover rates for the Funds are presented in the table below.  Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in the Investment Adviser’s investment.

Turnover Rates	2007	2006
Balance Fund	28%	22%
Dividend Fund	216%	192%
Financial Services Fund	397%	106%
Innovators Fund(1)	135%	3.25%
Transformations Fund(2)	N/A	N/A
Accelerating Dividend Fund(3)	N/A	N/A

(1)           Innovators Fund commenced operations on July 11, 2006.
(2)           Transformations Fund commenced operations on December 31, 2007.  It is expected that the portfolio turnover rate of the Transformations Fund will not exceed 200%.
(3)            Accelerating Dividend Fund is expected to commence operations on or about November 3 , 2008.  It is expected that the portfolio turnover rate of the Accelerating Dividend Fund will exceed 100%.

MANAGEMENT

The Board has the responsibility for the overall management of the Trust and each Fund, including general supervision and review of each Fund’s investment activities and it conformity with Delaware law and the stated policies of a Fund.  The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations.

The Trustees, including the Trustees who are not interested persons of the Trust as that term is defined within the 1940 Act (“Independent Trustees”), and executive officers of the Trust, their ages and principal occupations during the past five years are set forth below.  The address of each Trustee and officer is 2500 Westchester Avenue, Suite 215, Purchase, New York 10577.

Independent Trustees
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Laurence B. Ashkin (80)	Independent Trustee	Indefinite, since the Trust’s inception	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	13	Trustee of each of the Alpine Trusts.****
H. Guy Leibler (54)	Independent Trustee	Indefinite, since the Trust’s inception.	Private investor since 2007; Vice Chair and Chief Operating Officer of L&L Acquisitions LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001 2003).	13	Chairman, White Plains Hospital Center; Dressage for Kids; Trustee, each of the Alpine Trusts. ****
Jeffrey E. Wacksman (48)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP since 1994.	13
Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc. (Women’s Sportswear); Director, MH Properties, Inc.; Trustee, each of the Alpine Trusts.****

Interested Trustees & Officers
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Samuel A. Lieber* (51)	Interested Trustee, President and Portfolio Manager	Indefinite, since the Trust’s inception.	CEO of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	13	Trustee, each of the Alpine Trusts. ****

Stephen A. Lieber*** (83)	Vice President and Portfolio Manager	Indefinite, since the Trust’s inception	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None
Sheldon R. Flamm (60)	Vice President, Treasurer and Chief Compliance Officer	Indefinite, since 2002	Chief Financial Officer and Senior Managing Director, Alpine Woods Capital Investors, LLC, since 2001; Chief Financial Officer, Saxon Woods Advisors, LLC since 1999.	N/A	None
Oliver Sun (44)	Secretary	Indefinite, since 2002	Controller of Alpine Woods Capital Investors, LLC since 1998.	N/A	None

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.
**
Alpine Woods Capital Investors, LLC currently manages thirteen portfolios within the six investment companies that comprise the Alpine Trusts.  The Trust, Alpine Equity Trust and Alpine Income Trust are each registered as an open-end management investment company.  The Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund are each registered as a closed-end management investment company.  The Trustees currently oversee thirteen portfolios within the six Alpine Trusts.

***	Steven A. Lieber is the father of Samuel A. Lieber.
****
The Trustees identified in this SAI are members of the Board of Trustees for each of the Trust, Alpine Equity Trust, Alpine Income Trust, Alpine Global Dividend Dynamic Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

Compensation

The Trust pays an annual fee to each Trustee who is not an officer or employee of the Adviser or the distributor (or any affiliated company of the Adviser or distributor) in the amount of $3,736.  Travel expenses of Trustees who are not affiliated persons of the Adviser or distributor (or any affiliated company of the Adviser or distributor) that are incurred in connection with attending meetings of the Board will also be reimbursed.

Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by the Trust for the period ended October 31, 2007.

Name	Aggregate Compensation from Trust(1)	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(2)
Laurence B. Ashkin	$11,399	$0	$0	$48,000
H. Guy Leibler	$11,399	$0	$0	$48,000
Jeffrey E. Wacksman	$11,399	$0	$0	$48,000
Samuel A. Lieber	$0	$0	$0	$0

(1)  Trustees fees and expenses are allocated among all of the Funds comprising the Trust.  For the fiscal year ended October 31, 2007, the Trustee fees and expenses were allocated to each Fund as follows: $1,296 to the Balance Fund, $6,252 to the Dividend Fund, $1,921 to the Financial Services Fund, $1,930 to the Innovators Fund and $0 to the Transformations Fund and the Accelerating Dividend Fund.  The Transformations Fund commenced operations on December 31, 2007 and the Accelerating Dividend Fund is expected to commence operations on or about November 3, 2008.  The Transformations Fund will be allocated its portion of Trustee fees and expenses beginning with the fiscal year ending October 31, 2008.   The Accelerating Dividend Fund will be allocated its portion of Trustee fees and expenses beginning with the fiscal year ending October 31, 2009.
(2)  These figures represent the annual aggregate compensation by the Fund Complex for the fiscal year ended October 31, 2007.  The Fund Complex is currently comprised of six separate registrants consisting of thirteen portfolios.

Trustee Ownership of Fund Shares

As of January 31, 2008, Samuel Lieber owned 3.83% of the outstanding shares of the Balance Fund, 0.15% of the outstanding shares of the Dividend Fund and 2.20% of the Financial Services Fund.  Stephen Lieber owned 28.60% of the Balance Fund, 0.44% of the outstanding shares of the Dividend Fund, 1.26% of the Financial Services Fund, 2.17% of the Innovators Fund and 47.9% of the Transformations Fund.  All other officers and Trustees of the Trust owned as a group less than 1% of outstanding shares of each of the Balance Fund, the Dividend Fund, the Financial Services Fund, the Innovators Fund and the Transformations Fund.

Set forth below is the dollar range of equity securities beneficially owned by each Trustee of each of the Funds as of January 31, 2008:

Amount Invested Key
A.	$1-$10,000
B.	$10,001-$50,000
C.	$50,001-$100,000
D.	over $100,000

Name	Dollar Range of Balance Fund Shares Owned	Dollar Range of Dividend Fund Shares Owned	Dollar Range of Financial Services Fund Shares Owned	Dollar Range of Dynamic Innovators Fund Shares Owned	Dollar Range of Dynamic Transformations Fund Shares Owned*	Dollar Range of Accelerating Dividend Fund Shares Owned**	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies***
Independent Trustees
Laurence B. Ashkin	C	B	B	--	N/A	N/A	D
H. Guy Leibler	--	--	--	--	N/A	N/A	B
Jeffrey E. Wacksman	--	C	C	C	N/A	N/A	D
Interested Trustees
Samuel A. Lieber	D	D	D	D	N/A	N/A	D

*	Transformations Fund commenced operations on December 31, 2007.
**	Accelerating Dividend Fund is expected to commence operations on or about November 3, 2008.
***
Includes holdings of each series of the Trust (Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund and Alpine Accelerating Dividend Fund), the Alpine Equity Trust (Alpine U.S. Real Estate Equity Fund, Alpine International Real Estate Equity Fund and Alpine Realty Income and Accelerating Dividend Fund), each series of Alpine Income Trust (Alpine Municipal Money Market Fund and Alpine Ultra Short Tax Optimized Income Fund), Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund.

Other than as set forth in the foregoing table, during the calendar years ended December 31, 2006 or December 31, 2007, no Trustee who is not an interested person of the Trust or immediate family member of such Trustee had:

(i)	any direct or indirect interest in the Adviser or the Distributor of the Funds or their affiliates; or

(ii)	any material interest, direct or indirect in any transaction or series of similar transactions in which the amount involved exceeds $120,000; or

(iii)
any direct or indirect relationship, in which the amount involved exceeds $120,000 including payments for property or services to or from, provision of legal services to, provision of investment banking services to (other than as a participating underwriting in a syndicate); or

(iv)	any consulting or other relationship that is substantially similar in nature and scope to the foregoing relationships, with:

(A) the Funds; (B) an officer of the Trust; (C) an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) (15 U.S.C. 80a-3(c)(1) and (c)(7)), having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or the Distributor; (D) an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) (15 U.S.C. 80a-3(c)(1) and (c)(7)), having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or the Distributor; (E) the Adviser or the Distributor; (F) an officer of the Adviser or the Distributor; (G) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor; or (H) an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (excluding routine, retail relationships, including credit cards, bank or brokerage accounts, residential mortgages, insurance policies, etc.).

No officer of the Adviser or the Distributor, or officers of persons directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor has served during the two most recently completed calendar years, on the board of directors of a company where an Independent Trustee or immediate family member of such Trustee, was, during the two most recently completed calendar years, an officer.

Board Committees

The Board has three standing committees as described below:

Audit Committee
Members	Description	Meetings
Laurence B. Ashkin H. Guy Leibler Jeffrey E. Wacksman	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.	The audit committee met four times during the fiscal year ended October 31, 2007.
Valuation Committee
Members	Description	Meetings
Laurence B. Ashkin H. Guy Leibler Jeffrey E. Wacksman
Responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

The valuation committee did not meet during the fiscal year ended October 31, 2007.
Nominating Committee
Members	Description	Meetings
Laurence B. Ashkin H. Guy Leibler Jeffrey E. Wacksman	Responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time	The nominating committee did not meet during the fiscal year ended October 31, 2007.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Funds.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

Set forth below is information with respect to each person who to the Trust’s knowledge, owned beneficially or of record more than 5% of any class of each Fund’s total outstanding shares and their aggregate ownership of each Fund’s total outstanding shares as of February 1, 2008.

Balance Fund

Name and Address	% of Shares	Type of Ownership
Stephen A. Lieber c/o Alpine Woods 2500 Westchester Avenue Ste 215 Purchase, NY 10577	28.60%	Record and Beneficial
Essel Foundation c/o Alpine Woods 2500 Westchester Avenue Ste 215 Purchase, NY 10577	12.23%	Record and Beneficial
Constance E. Lieber Trust c/o Alpine Woods 2500 Westchester Avenue Ste 215 Purchase, NY 10577	7.18%	Record and Beneficial
Samuel A. Lieber Trust c/o Alpine Woods 2500 Westchester Avenue Ste 215 Purchase, NY 10577	5.16%	Record and Beneficial

Dividend Fund

Name and Address	% of Shares	Type of Ownership
Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122	22.96%	Record
Ameritrade, Inc. FBO our customers PO Box 2226 Omaha, NE 68103	6.53%	Record

Financial Services Fund

Name and Address	% of Shares	Type of Ownership
Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122	17.69%	Record
JP Morgan Chase Bank NA 500 Stanton Christiana Road Newark, DE 19713	7.12%	Record
Daniel P. Tully c/o Alpine Woods 2500 Westchester Avenue Ste 215 Purchase, NY 10577	5.67%	Record

Innovators  Fund

Name and Address	% of Shares	Type of Ownership
Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122	24.38%	Record

Transformations Fund

Name and Address	% of Shares	Type of Ownership
Stephen A. Lieber c/o Alpine Woods 2500 Westchester Avenue Ste 215 Purchase, NY 10577	47.87%	Record
Essel Foundation c/o Alpine Woods 2500 Westchester Avenue Ste 215 Purchase, NY 10577	23.94%	Record
Constance E. Lieber c/o Alpine Woods 2500 Westchester Avenue Ste 215 Purchase, NY 10577	7.18%	Record

Accelerating Dividend Fund

The Accelerating Dividend Fund had not commenced operations as of February 1, 2008.

CODES OF ETHICS

The Adviser and the Trust have adopted a joint Code of Ethics pursuant to Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act.  Quasar Distributors, LLC (the “Distributor”) has also adopted a Code of Ethics. Each Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Trust, the Adviser or the Distributor (“Access Persons”), as applicable.  Rule 17j-1 and each Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons.  Each Code permits Access Persons to trade securities for their own accounts and generally requires them to report their personal securities.  Each Code is included as an exhibit to the Trust’s registration statement, which is on file with, and available from, the SEC.

PROXY VOTING PROCEDURES

The Adviser provides a voice on behalf of shareholders of the Funds.  The Adviser views the proxy voting process as an integral part of the relationship with the Funds.  The Adviser is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly.  Therefore, the Funds delegate their authority to vote proxies to the Adviser, subject to the supervision of the Board.  The Funds’ proxy voting policies are summarized below.

Policies of the Funds’ Investment Adviser

It is the Adviser’s policy to vote all proxies received by the Funds in a timely manner.  Upon receiving each proxy the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted.  The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy.  The Adviser generally supports policies, plans and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners.  Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

The Adviser’s duty is to vote in the best interests of the Funds’ shareholders.  Therefore, in situations where there is a conflict of interest between the Adviser’s interests and the Funds’ interests, the Adviser will take one of the following steps to resolve the conflict:

1.	If a proposal is addressed by the guidelines, the Adviser will vote in accordance with those guidelines;
2.
If the Adviser believes it is in the Funds’ best interest to depart from the guidelines provided, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities;

3.
A client may direct the Adviser in writing to forward all proxy matters in which the Adviser has a conflict of interest regarding the securities to an identified independent third party for review and recommendation.  The Adviser will vote in accordance with the third party’s recommendations as long as they are received on a timely basis.  If the third party’s recommendations are not received in a timely manner, the Adviser will abstain from voting the securities.

More Information

The actual voting records relating to the Funds’ portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-888-785-5578 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures is also available by calling 1-888-785-5578 and will be sent within three business days of receipt of a request.

INVESTMENT ADVISORY ARRANGEMENTS

The management of each Fund is supervised by the Board of Trustees of the Trust.  Alpine Woods Capital Investors, LLC (formerly, Alpine Management & Research, LLC) provides investment advisory services to each Fund pursuant to investment advisory agreements entered into with the Trust (each an “Advisory Agreement”).

The Adviser, located at 2500 Westchester Avenue, Purchase, New York, 10577, is a Delaware limited liability company organized on December 3, 1997.  It was formed for the purpose of providing investment advisory and management services to investment companies (including the Funds) and other advisory clients.  All membership interests in the Adviser are owned by Alpine Woods, L.P.  Mr. Samuel A. Lieber has a majority interest in this partnership and is the controlling person of its general partner.  He co-founded the Adviser with his father, Stephen A. Lieber.  Mr. Samuel Lieber was previously associated with Evergreen Asset Management Corporation, the former investment adviser of Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund, and was primarily responsible for investment advisory services provided to those funds.

Under each Advisory Agreement, the Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund’s portfolio of investments.  In addition, the Adviser provides office facilities to each Fund and performs a variety of administrative services.  Each Fund bears all of its other expenses and liabilities, including expenses incurred in connection with maintaining its registration under the 1933 Act, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholders’ meetings and reports to shareholders.  The Adviser pays the costs of printing and distributing Prospectuses used for prospective shareholders.

The annual percentage rate and method used in computing the investment advisory fee of each Fund is described in the Prospectuses.

The advisory fees paid by the Balance Fund to the Adviser for the fiscal periods ended October 31, 2007, 2006 and 2005 were as follows:

Year	Total Fees Accrued by Adviser	(Fees Waived)/ Expenses Absorbed	Balance Paid to Adviser
2007	$959,174	$0	$959,174
2006	$995,899	$0	$995,899
2005	$889,124	$91,794	$980,918

The advisory fees paid by the Dividend Fund to the Adviser for the fiscal periods ended October 31, 2007, 2006 and 2005 were as follows:

Year	Total Fees Accrued by Adviser	(Fees Waived)/ Expenses Absorbed	Balance Paid to Adviser
2007	$11,515,852	$0	$11,515,852
2006	$4,422,763	$0	$4,422,763
2005	$2,102,039	$76,518	$2,178,557

The advisory fees paid by the Financial Services Fund to the Adviser for the fiscal periods ended October 31, 2007 and 2006 were as follows:

Year	Total Fees Accrued by Adviser	(Fees Waived)/ Expenses Absorbed	Balance Paid to Adviser
2007	$110,340	$139,356	-$29,016
2006(1)	$36,494	$42,892	$6,398
(1) Financial Services Fund commenced operations on November 1, 2005.

The advisory fees paid by the Innovators Fund to the Adviser for the fiscal periods ended October 31, 2007 and 2006 were as follows:

Year	Total Fees Accrued by Adviser	(Fees Waived)/ Expenses Absorbed	Balance Paid to Adviser
2007	$114,347	$22,424	$91,923
2006(1)	$14,540	$42,102	-$27,562
(1) Innovators Fund commenced operations on July 11, 2006.

Each Advisory Agreement is terminable, without the payment of any penalty, on sixty days’ written notice, by a vote of the holders of a majority of a Fund’s outstanding shares, by a vote of a majority of the Trustees or by the Adviser.  Each Advisory Agreement provides that it will automatically terminate in the event of its assignment.  Each Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

The Balance Fund’s Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees, and the Balance Fund’s initial shareholder on June 4, 2001.  The Dividend Fund’s Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees on September 23, 2003, and by its initial shareholder on August 28, 2003.  The Financial Services Fund’s Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees, and by its initial shareholder on March 21, 2005.  The Innovators Fund’s Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees, and by its initial shareholder on June 23, 2006.  The Transformations Fund’s Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees, and by its initial shareholder on December 17, 2007.  The Accelerating Dividend Fund’s Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees, and by its initial shareholder on September 22, 2008.  The Advisory Agreement of each the Transformations Fund and Accelerating Dividend Fund has an initial term of two years.  Each Advisory Agreement may be continued in effect from year to year after its initial term, provided that its continuance is approved annually by the Trustees or by a majority of the outstanding voting shares of the Fund, and in each case is also approved by a majority of the Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval.  The continuance of the Advisory Agreement of the Balance Fund, the Dividend Fund, the Financial Services Fund and the Innovators Fund was approved by the Trustees, including a majority of the Independent Trustees, at a meeting held in person on December 17, 2007.

The Adviser has agreed contractually to waive its fees and to absorb expenses of the Funds to the extent necessary to assure that ordinary operating expenses of the Funds (excluding interest, brokerage commissions and extraordinary expenses) do not exceed annually 1.35% of each of the Fund’s average daily net assets.

Other clients of the Adviser may have investment objectives and policies similar to those of the Funds.  The Adviser may from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund.  If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity.  It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by them to the accounts involved, including a Fund.  When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and other series of the Trust or series of Alpine Equity Trust and certain other accounts that are managed by the Adviser.  Each Fund may from time to time engage in such transactions in accordance with these procedures.

PORTFOLIO MANAGERS

Mr. Stephen A. Lieber and Mr. Samuel A. Lieber are the portfolio managers responsible for the day-to-day management of the Balance Fund, the Innovators Fund and the Accelerating Dividend Fund. Mr. Stephen Lieber is the portfolio manager responsible for the day to day management of the Transformations Fund.  The following tables show the number of other accounts managed by Messrs. Lieber and the total assets in the accounts managed within various categories as of October 31, 2007.

Stephen A. Lieber
			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets
Registered Investment Companies	2	$140.5	0	$0
Other Pooled Investments	3	$200.8	3	$200.8
Other Accounts	324	$503.0	0	$0

Samuel A. Lieber
			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets
Registered Investment Companies	5	$4,743.6	0	$0
Other Pooled Investments	2	$173.9	2	$173.9
Other Accounts	3	$52.1	0	$0

Material Conflict of Interest. Where conflicts of interest arise between the Balance Fund, Innovators Fund, Accelerating Dividend Fund or the Transformations Fund and other accounts managed by the portfolio managers, the portfolio managers will proceed in a manner that ensures that the Funds will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation. The portfolio managers’ compensation is made up of a fixed salary amount which is not based on the value of the assets in the Funds’ portfolios. Any bonuses received by the portfolio manager are based on the Funds’ pre-tax performance.

Securities Owned in the Funds by Portfolio Managers. As of October 31, 2007, the portfolio managers owned the following equity securities in the Funds:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)				Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Portfolio Manager in Family of Investment Companies
	Balance	Dividend	Financial Services	Innovators
Stephen A. Lieber	Over $1,000,000	None	None	$100,001 - $500,000	Over $1,000,000
Samuel A. Lieber	$500,001 - $1,000,000	None	None	$50,001 - $100,000	Over $1,000,000

DISTRIBUTOR

Each Fund has entered into a distribution agreement with Quasar Distributors, LLC (the “Distributor”).  Each Fund has authorized the Distributor to use appropriate efforts to solicit orders for the sale of shares of that Fund, including such advertising and promotion as it believes reasonable in connection with such solicitation.  The Distributor finances such promotional activities at its own expense.

ALLOCATION OF BROKERAGE

Decisions regarding the placement of orders to purchase and sell investments for a Fund are made by the Adviser, subject to the supervision of the Trustees.  A substantial portion of the transactions in equity securities for a Fund will occur on domestic stock exchanges.  Transactions on stock exchanges involve the payment of brokerage commissions.  In transactions on stock exchanges in the United States and some foreign exchanges, these commissions are negotiated.  However, on many foreign stock exchanges these commissions are fixed.  In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.  Over-the-counter transactions will generally be placed directly with a principal market maker, although a Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals.  Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions.  However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter.  Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

The policy of each Fund regarding transactions for purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.  Consistent with this policy, when securities transactions are effected on a stock exchange, a Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances.  The Board believes that a requirement always to seek the lowest commission cost could impede effective management and preclude a Fund, the Adviser from obtaining high quality brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction.  Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement a Fund’s policies, the Adviser places transactions with those brokers and dealers who they believe provide the most favorable prices and which are capable of providing efficient executions.  If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to a Fund or the Adviser.  Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of securities.  The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit all or any of a Fund directly.  While such services are useful and important in supplementing their own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce their expenses.

Aggregate Brokerage Commissions Paid during fiscal years ended October 31,
	2007	2006	2005
Balance Fund	$85,097	$45,980	$79,845
Dividend Fund	$6,525,935	$3,046,875	$1,727,193
Financial Services Fund*	$51,294	$11,326	N/A
Dynamic Innovators Fund**	$23,105	$2,425	N/A
Transformations Fund***	N/A	N/A	N/A
Accelerating Dividend Fund****	N/A	N/A	N/A

*	The Financial Services Fund commenced operations on November 1, 2005.
**	The Innovators Fund commenced operations on July 11, 2006.
***	The Transformations Fund commenced operations on December 31, 2007.
****	The Accelerating Dividend Fund is expected to commence operations on or about November 3 , 2008.

PORTFOLIO HOLDINGS INFORMATION

The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Funds’ portfolio holdings information will be dated as of the end of each fiscal quarter and will be available with a lag time of up to 60 days from the end of each fiscal quarter. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. A complete list of the Fund’s portfolio holdings as of each calendar quarter-end is also available on the Funds’ website at www.alpinefunds.com no sooner than thirty business days after the calendar quarter-end.

From time to time rating and ranking organizations such as Standard & Poor’s and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Funds. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Funds’ portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least thirty days, as described above. In addition, the Fund’s Chief Compliance Officer, or a designated officer of the Trust, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information. Rating and ranking organizations, the Funds’ service providers and pension plan sponsors and/or their consultants are subject to these restrictions.

In addition, the Funds’ service providers, such as custodian and transfer agent, may receive portfolio holdings information in connection with their services to the Funds. In no event shall the Adviser, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the Adviser.  The Adviser will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Funds and its shareholders.  No consideration may be received by the Funds, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information.  The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purpose for which it is furnished.

ADDITIONAL TAX INFORMATION

(See also “DIVIDENDS, DISTRIBUTIONS AND TAXES” in the Prospectuses)

The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of shares of a Fund. This discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. In addition, the discussion does not address any state, local or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting a Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in a Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

Each Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (“RIC”) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and net income from interests in “qualifies publicly traded partnerships” (as defined in the Code); and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of each Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs and other securities limited in respect of any one issuer, to an amount not greater than 5% of each Fund’s total assets and 10% of the outstanding voting securities of such issuer, (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of (i) any one issuer; (ii) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (iii) any one or more “qualified publicly traded partnerships” (as defined in the Code); and (c) distribute at least 90% of its investment company taxable income (as defined in the Code, but without regard to the deduction for dividends paid) for such taxable year in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax.  By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year.  Each Fund anticipates meeting such distribution requirements.

Dividends paid by each Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income or, as discussed below, qualified dividend income, as applicable.  Investment company taxable income includes net investment income and net realized short-term gains (if any).  A portion of these distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.  We expect that some (or all) of the Dividend Fund’s ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates.  Distributions from net capital gain (if any) that are designated as capital gains dividends are taxable as long-term capital gains without regard to length of time the shareholder held shares of the Fund.  Long-term capital gains also will be taxed at up to a maximum rate of 15%.  Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.  Any dividends received by a Fund from domestic corporations will constitute a portion of a Fund’s gross investment income.  This portion of the dividends paid by a Fund may qualify for the dividends-received deduction for shareholders that are U.S. corporations.  Shareholders will be informed of the amounts of dividends which so qualify.

Distributions will be taxable as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders that receive distributions in the form of additional shares will generally be treated as having received a taxable distribution and will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

Each Fund will inform shareholders of the amount of their ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year.

Distributions by each Fund result in a reduction in the net asset value of that Fund’s shares.  Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital.  In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution.  The price of shares purchased at that time includes the amount of the forthcoming distribution.  Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares.  Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the investor’s hands and will be a long-term capital gain or loss if the shares have been held for more than one year.  Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.  Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of.  Any loss realized by a shareholder on the sale of shares of a Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return.  Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of a Fund’s distributions.

Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by a Fund.  The backup withholding rate is 28% for 2008 . Legislation may be enacted which provides for a different rate.  If the backup withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.  Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.  The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Based upon the number of shareholders of the Dynamic Balance Fund, the Dynamic Balance Fund could be considered to be a personal holding company (a "PHC") under the Internal Revenue Code (the "Code").  A company is considered a PHC if: (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals.  A company satisfying this test is taxed on its undistributed personal holding company income ("UPHCI") at 15%.  UPHCI is computed by making certain adjustments to taxable income, including a downward adjustment for distributions made to shareholders during the taxable year.

The tax on UPHCI is in addition to any other tax.  Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code.  The Fund intends to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.

Special Tax Considerations

The Funds maintain accounts and calculate income in U.S. dollars. In general, a Fund’s transactions in foreign currency denominated debt obligations and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of a foreign currency.

Each Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses of a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) require each Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause each Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes.  Each Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules.  Each Fund anticipates that its hedging activities will not adversely affect their regulated investment company status.

Income received by a Fund from sources within various foreign countries may be subject to foreign income tax and withholding.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, that Fund may elect to “pass through” to its shareholders the amount of foreign income taxes paid by the Fund.  Pursuant to such election, shareholders would be required: (i) to treat a proportionate share of dividends paid by a Fund which represent foreign source income received by the Fund plus the foreign taxes paid by the Fund as foreign source income; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against Federal income taxes (but not both).  No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

Each Fund intends to meet for each taxable year the requirements of the Code to “pass through” to its shareholders foreign income taxes paid if it is determined by the Adviser to be beneficial to do so.  There can be no assurance that a Fund will be able to pass through foreign income taxes paid. Each shareholder will be notified within 60 days after the close of each taxable year of a Fund whether the foreign taxes paid by the Fund will “pass through” for that year, and, if so, the amount of each shareholder’s pro-rata share (by country) of (i) the foreign taxes paid and (ii) a Fund’s gross income from foreign sources.  Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, generally will not be affected by any such “pass through” of foreign tax credits.

Each Fund may invest in equity interests of certain entities that may qualify as “passive foreign investment companies.”  Generally, the income of such companies may become taxable to a Fund prior to the receipt of distributions, or, alternatively, income taxes and interest charges may be imposed on a Fund on “excess distributions” received by a Fund or on gain from the disposition of such investments by a Fund.  The Code generally allows the Funds to elect to mark to market and recognize gains on such investments at its taxable year-end.  Each Fund will take steps to minimize income taxes and interest charges arising from such investments.  Application of these rules may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes.  Each Fund will monitor its investments in equity interests in “passive foreign investment companies” to ensure its ability to comply with these distribution requirements.

The forgoing is only a general discussion of some of the special tax considerations that may apply to a Fund. Shareholders in a Fund are advised to consult with their own tax advisers with respect to the tax considerations, including federal, state and local and foreign tax considerations.

NET ASSET VALUE

The following information supplements that set forth in the Funds’ Prospectuses in the Section titled “HOW TO BUY SHARES - How the Funds Value Their Shares.”

The net asset value of a Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (normally, 4:00 p.m., Eastern time) each business day.

The net asset value per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in that Fund outstanding at such time, as shown below:

Net Assets	=	Net Asset Value per share
Shares Outstanding

Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price.  Portfolio securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day.  If there is no such reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price.   Price information on listed securities is taken from the exchange where the security is primarily traded.  Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis.  Debt securities are valued according to the broadest and most representative market, which will ordinarily be other-the-counter.  Debt securities may be valued based on prices provided by a pricing service which such prices are believed to reflect the fair market value of such securities.  Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board.

An example of how the Funds calculated their net asset value per share as of October 31, 2007 is as follows:

Balance Fund

$92,359,751	=	$13.55
6,815,249

Dividend Fund

$1,500,072,186	=	$13.32
112,608,408

Financial Services Fund

$10,820,015	=	$13.89
779,056

Dynamic Innovators Fund

$48,354,729	=	$14.08
3,435,040

To the extent that a Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities not denominated in United States dollars will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank.  If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trust.  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York.  In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York.  Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which net asset value is not calculated.  Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.  Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Fund’s calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.  Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed.  Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as a Fund is informed after the ex-dividend date.

PURCHASE OF SHARES

The following information supplements that set forth in the Prospectuses under the heading “How To Buy Shares.”

General

Shares of each Fund are offered on a continuous basis at a price equal to their net asset value, without imposition of any front-end, level load, contingent sales charges, or Rule 12b-1 distribution expenses.  Investors may purchase shares of a Fund by mail or wire as described in the Prospectuses.

In addition, each Fund may authorize one or more brokers to accept on a Fund’s behalf purchase and redemption orders (“authorized brokers”).  Such authorized brokers may designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf.  Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, an authorized broker’s designee, accepts the order.  Such orders will be priced at the net asset value next computed after they are accepted by an authorized broker or the broker’s authorized designee.

The required minimum initial investment in the Fund is $1,000; there is no minimum imposed for subsequent investments.  Investors may use the Application available from the Distributor for his or her initial investment.  Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor.  A broker may impose transaction fees on the purchase and/or redemption of a Fund’s shares.  Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined as described below.  Orders received by the Distributor prior to the close of regular trading on the NYSE on each day the NYSE is open for trading are priced at the net asset value computed as of the close of regular trading on the NYSE on that day. In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the NYSE and transmits it to the Distributor prior to its close of business that same day (normally, 4:00 p.m., Eastern time).  The selected dealer or agent is responsible for transmitting such orders by 4:00 p.m. Eastern time.  If the selected dealer or agent fails to do so, the investor’s right to that day’s closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the NYSE, the price will be based on the net asset value determined as of the close of regular trading on the NYSE on the next day it is open for trading.

ANTI-MONEY LAUNDERING PROGRAM.

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

REDEMPTIONS

The following information supplements and should be read in conjunction with the section in the Prospectuses titled, “HOW TO REDEEM SHARES.”

Wire Redemption Privilege - By using this privilege, the investor authorizes each Fund’s transfer agent to act on telephone redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the transfer agent to be genuine.  Ordinarily, a Fund will initiate payment for shares redeemed pursuant to this privilege on the next business day after receipt by the transfer agent of the redemption request in proper form.  Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Application, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System.  A $15 charge is deducted from redemption proceeds.  Immediate notification by the correspondent bank to the investor’s bank may be necessary to avoid a delay in crediting the funds to the investor’s bank account.

To change the commercial bank, or account designated to receive redemption proceeds, a written request must be sent to Alpine Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI, 53202.  This request must be signed by each shareholder, with each signature guaranteed as described in the Prospectuses under “HOW TO REDEEM SHARES -- Redeeming Shares by Mail.”

Suspension of Redemptions -- The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC such that disposal of a Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect each Fund’s shareholders.

In addition, in the event that the Board determines that it would be detrimental to the best interests of remaining shareholders of a Fund to pay any redemption or redemptions in cash, a redemption payment by a Fund may be made in whole or in part by a distribution in-kind of portfolio securities, subject to applicable rules of the SEC.  Any securities distributed in-kind will be readily marketable and will be valued, for purposes of the redemption, in the same manner as such securities are normally valued in computing net assets value per share.  In the unlikely event that shares are redeemed in-kind, the redeeming shareholder would incur transaction costs in converting the distributed securities to cash.  The Trust has elected to be governed by Rule 18f-1 under the 1940 Act and is therefore obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder.

Each of the Funds will assess a 1.00% fee on the redemption of Fund shares purchased and held for less than 2 months.  This fee is paid to the Fund to help offset transactions costs and administrative expenses.  Each Fund reserves the right, at its discretion, to lower or waive the amount of this fee and, upon at least two months’ notice to shareholder, change the terms and/or amount of this fee.  This fee may not be applicable to certain qualified accounts held by financial intermediaries.

SERVICE PROVIDERS

Distributor

The Distributor, Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank N.A., located at 615 East Michigan Street, Milwaukee, WI 53202, serves as each Fund’s principal underwriter.  The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares.  Under the agreement between each Fund and the Distributor, the Funds have agreed to indemnify the Distributor for certain losses and liabilities, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities arising under the 1933 Act.

Transfer Agent, Fund Accountant and Administrator

U.S. Bancorp Fund Services, LLC located at 615 East Michigan Street, Milwaukee, WI 53202, provides administration, transfer agent and accounting services to each Fund.  These services include: assisting in the supervision of all aspects of the operations of the Funds (except those performed by the Adviser, the custodian, the transfer agent or the fund accountant); preparing certain period reports; assisting in the preparation of tax returns; and preparing materials for use in connection with meetings of Trustees and shareholders.  In addition, each Fund pays U.S. Bancorp a minimum annual fee equal to $20,000 for fund administration services.  For the fiscal periods ending October 31, 2005, 2006 and 2007, the administration fee paid to U.S. Bancorp Fund Services, LLC on behalf of the Funds, except for the Transformations Fund, which commenced operations on December 31, 2007, and the Accelerating Dividend Fund, which is expected to commence operations on or about November 3 , 2008, was as follows:

Administrative Fees	2007	2006	2005
Balance Fund	$32,415	$42,528	$38,856
Dividend Fund	$394,748	$183,831	$89,241
Financial Services Fund(1)	$4,309	$1,133	N/A
Dynamic Innovators Fund(2)	$5,028	$611	N/A
(1)      Financial Services Fund commenced operations on November 1, 2005.
(2)      Dynamic Innovators Fund commenced operations on July 11, 2006.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 East Wells Street, Milwaukee, Wisconsin 53202 , is the independent registered public accounting firm of each Fund.

Fund Counsel

Blank Rome LLP, 405 Lexington Avenue, New York, New York 10174, serves as counsel to the Trust and each of the Funds.

Custodian

U.S. Bank N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as each Fund’s custodian.  The custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

ADDITIONAL INFORMATION

All shareholder inquiries may be directed to the shareholder’s broker, or may be directed to a Fund at the address or telephone number shown on the front cover of this Statement of Additional Information.  This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the 1933 Act.  Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

PERFORMANCE INFORMATION

Total Return

Average annual total return quotations used in the Funds’ Prospectuses are calculated according to the following formula:

P(1 + T)n = ERV

Where:
“P”	=	represents a hypothetical initial investment of $1,000;
“T”	=	represents average annual total return;
“n”	=	represents the number of years; and
“ERV”	=	represents the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value.  Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions) - Each Fund’s quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

P(1 + T)(n) = ATV(D)

Where:
“P”	=	represents a hypothetical initial investment of $1,000;
“T”	=	represents average annual total return;
“n”	=	represents the number of years; and
“ATV(D)”	=
represents the ending value of the hypothetical initial investment after taxes on distributions, not after taxes on redemption.  Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates.  ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after Taxes on Distributions and Redemption) - Each Fund’s quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

P (1+ T)(n) = ATV(DR)

Where:
“P”	=	represents a hypothetical initial investment of $1,000;
“T”	=	represents average annual total return;
“n”	=	represents the number of years; and
“ATV(DR)”	=
represents the ending redeemable value of the hypothetical initial investment after taxes on distributions and redemption.  Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates.  ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

A Fund’s total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in its portfolio and its expenses.  Total return information is useful in reviewing a Fund’s performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor’s principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

Non-Standardized Performance

In addition to the performance information described above, each Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months.  This total return information is computed as described under “Total Return” above except that no annualization is made.

GENERAL

From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor’s 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, Europe, Australia and Far East index, Morgan Stanley Capital International Equity Emerging Markets Free Index or any other commonly quoted index of common stock prices, which are unmanaged indices of selected common stock prices.  Each Fund’s performance may also be compared to those of other mutual funds having similar objectives.  This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance.  Each Fund’s performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund’s past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

FINANCIAL STATEMENTS

The Annual Reports to Shareholders for the Funds, which contain the Funds’ financial statements and the report of Deloitte & Touche LLP, the Funds’ independent registered public accounting firm, are incorporated by reference in this Statement of Additional Information and are available upon request and without charge.  The Accelerating Dividend Fund is expected to commence operations on or about November 3, 2008, and is therefore not covered in Annual Reports to Shareholders prior to this date.

APPENDIX “A”

DESCRIPTION OF BOND RATINGS

Standard & Poor’s Ratings Group. A Standard & Poor’s corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.
2. Nature of and provisions of the obligation.
3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues.  The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc. A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol “1” following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators “+” and “-” to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA --very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators “+” and “-” to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

-    Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

-    Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

-    SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

  -    SP-2 Satisfactory capacity to pay principal and interest.
  -    SP-3 Speculative capacity to pay principal and interest.

Moody’s Short-Term Loan Ratings - Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

-    MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

 -    MIG 2 - This designation denotes high quality. Margins of   protection are ample although not so large as in the preceding  group.

-    MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

-    MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.: Commercial paper rated “Prime” carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor’s Ratings Group: “A” is the highest commercial paper rating category utilized by Standard & Poor’s Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its “A” classification.

Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

APPENDIX “B”

FUTURES AND OPTIONS

The following information should be read in conjunction with the discussions of options and futures elsewhere in this Statement of Additional Information.

OPTIONS ON SECURITIES

An option on a security provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the “premium.” The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or “writer,” however, is potentially unlimited, unless the option is “covered,” which is generally accomplished through the writer’s ownership of the underlying security, in the case of a call option, or the writer’s segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer’s obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the NYSE, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. Options on securities and indices purchased and written by the Portfolios may be traded on NASDAQ rather than on an exchange. Any options not traded on an exchange must be effected with primary government securities dealers recognized by the Board of Governors of the Federal Reserve System.

An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Fund would have to exercise the option in order to realize any profit. This would result in the Fund incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, unless the Fund is required to deliver the stock pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

Each Fund may also invest in so-called “synthetic” options or other options and derivative instruments written by broker-dealers, including options on baskets of specified securities. Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

Options transactions may be effected on domestic and foreign securities exchanges or in the over-the-counter market. Options positions may be of the American or the European variety. An American style option may be exercised by the holder at any time after it is purchased until it expires. A European style option may be exercised only on its expiration date. When options are purchased over-the-counter, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. In addition, the Fund may have difficulty closing out its positions in over-the-counter and synthetic options, which could result in losses to the Fund. Over-the-counter option positions and various derivative instruments may be illiquid and, in such cases are subject to the limitations on the purchase of illiquid securities by the Fund.

OPTIONS ON STOCK INDICES

In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

The index underlying a stock index option may be a “broad-based” index, such as the Standard & Poor’s 500 Index or the NYSE Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor’s 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stock included in the index and the index fluctuates with changes in the market values of the stocks so included.

FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND STOCK INDICES

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate futures contracts, the fixed income securities underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be “exercised” at any other time during their term.

The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.” Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as “marking to the market.”

A futures contract may be purchased or sold only on an exchange, known as a “contract market,” designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper.

A stock index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indices underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS

An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

ALPINE SERIES TRUST
PART C
OTHER INFORMATION

ITEM 23. EXHIBITS

Number                      Description

(a)	Declaration of Trust – previously filed as an Exhibit to the Registrant's Registration Statement on Form N-1A filed on December 21, 2001 and incorporated herein by reference.

(b)	By-Laws – previously filed as an Exhibit to the Registrant's Registration Statement on Form N-1A filed on December 21, 2001 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders, incorporated by reference to the Declaration of Trust and By-Laws.

(d)
Investment Advisory Agreement, as amended, by and between Alpine Woods Capital Investors, LLC and the Registrant, on behalf of the Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, the Alpine Dynamic Transformations Fund and the Alpine Accelerating Dividend Fund – filed herewith.

(e)	Distribution Contracts.

(1) Form of Distribution Agreement dated June 18, 2001 – previously filed as an Exhibit to the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement filed on February 11, 2002 and incorporated herein by reference.

(2) Schedule A to Distribution Agreement dated June 18, 2001 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 3 to the Registration Statement filed on August 29, 2003 and incorporated herein by reference.

(3) Amendment dated November 18, 2005 to the Distribution Agreement dated June 18, 2001 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 21 to the Registration Statement filed on February 28, 2008 and incorporated herein by reference.

(4) Second Amendment dated June 1, 2006 to the Distribution Agreement dated June 18, 2001, as amended November 18, 2005 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 21 to the Registration Statement filed on February 28, 2008 and incorporated herein by reference.

(5) Third Amendment dated December 6, 2007 to the Distribution Agreement dated June 18, 2001, as amended November 18, 2005 and June 1, 2006 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 20 to the Registration Statement filed on December 21, 2007 and incorporated herein by reference.

(6) Fourth Amendment dated September 22, 2008 to the Distribution Agreement dated June 18, 2001, as amended November 18, 2005 and June 1, 2006 and December 6, 2007 – filed herewith.

(7) Fifth Amendment dated October 28, 2008 to the Distribution Agreement dated June 18, 2001, as amended November 18, 2005, June 1, 2006, December 6, 2007 and September 22, 2008 – filed herewith.

(f)	Bonus or Profit Sharing Contracts – Not Applicable

(g)	Custody Agreement

(1) Custody Agreement dated November 18, 2005 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 21 to the Registration Statement filed on February 28, 2008 and incorporated herein by reference.

(2) Amendment dated June 1, 2006 to the Custody Agreement, dated as of November 18, 2005 –previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 21 to the Registration Statement filed on February 28, 2008 and incorporated herein by reference.

(3) Amendment dated December 6, 2007 to the Custody Agreement dated November 18, 2005, as amended on June 1, 2006 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 20 to the Registration Statement filed on December 21, 2007 and incorporated herein by reference.

(4) Amendment dated September 22, 2008 to the Custody Agreement dated November 18, 2005, as amended June 1, 2006 and December 6, 2007 – filed herewith.

(5) Amendment dated October 28, 2008 to the Custody Agreement dated November 18, 2005, as amended – filed herewith.

(h)	Other Material Contracts.

(1) Fund Administration Servicing Agreement

(a) Fund Administration Servicing Agreement dated November 18, 2005 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 21 to the Registration Statement filed on February 28, 2008 and incorporated herein by reference.

(b) Amendment dated June 1, 2006 to the Fund Administration Servicing Agreement, dated as of November 18, 2005 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 21 to the Registration Statement filed on February 28, 2008 and incorporated herein by reference.

(c) Amendment dated December 6, 2007 to the Fund Administration Servicing Agreement dated November 18, 2005, as amended June 1, 2006 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 20 to the Registration Statement filed on December 21, 2007 and incorporated herein by reference.

(d) Amendment dated September 22, 2008 to the Fund Administration Servicing Agreement dated November 18, 2005, as amended June 1, 2006 and December 6, 2007 – filed herewith.

(e) Amendment dated October 28, 2008 to the Fund Administration Servicing Agreement dated November 18, 2005, as amended – filed herewith.

(2) Fund Accounting Servicing Agreement

(a) Fund Accounting Servicing Agreement dated November 18, 2005 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 21 to the Registration Statement filed on February 28, 2008 and incorporated herein by reference.

(b) Amendment dated June 1, 2006 to the Fund Accounting Servicing Agreement, dated as of November 18, 2005 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 21 to the Registration Statement filed on February 28, 2008 and incorporated herein by reference.

(c) Amendment dated December 6, 2007 to the Fund Accounting Servicing Agreement dated November 18, 2005, as amended June 1, 2006 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 20 to the Registration Statement filed on December 21, 2007 and incorporated herein by reference.

(d) Amended dated September 22, 2008 to the Fund Accounting Servicing Agreement dated November 18, 2005, as amended June 1, 2006 and December 6, 2007 – filed herewith.

(e) Amendment dated October 28, 2008 to the Fund Accounting Servicing Agreement dated November 18, 2005, as amended – filed herewith.

(3) Transfer Agent Servicing Agreement

(a) Transfer Agent Servicing Agreement dated November 18, 2005 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 21 to the Registration Statement filed on February 28, 2008 and incorporated herein by reference.

(b) Amendment dated February 17, 2006 to the Transfer Agent Servicing Agreement dated November 18, 2005 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 21 to the Registration Statement filed on February 28, 2008 and incorporated herein by reference.

(c) Second Amendment dated June 1, 2006 to the Transfer Agent Servicing Agreement dated November 18, 2005, as amended February 17, 2006 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 21 to the Registration Statement filed on February 28, 2008 and incorporated herein by reference.

(d) Third Amendment dated December 6, 2007 to the Transfer Agent Servicing Agreement dated November 18, 2005, as amended February 17, 2006 and June 1, 2006 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 20 to the Registration Statement filed on December 21, 2007 and incorporated herein by reference.

(e) Fourth Amendment dated September 22, 2008 to the Transfer Agent Servicing Agreement dated November 18, 2005, as amended February 17, 2006, June 1, 2006 and December 6, 2007 – filed herewith.

(f) Fifth Amendment dated October 28, 2008 to the Transfer Agent Servicing Agreement dated November 18, 2005, as amended February 17, 2006, June 1, 2006, December 6, 2007 and September 22, 2008 – filed herewith.

(4) Expense Limitation Agreement, as amended, by and between Alpine Woods Capital Investors, LLC and Alpine Series Trust, on behalf of the Alpine Dynamic Balanced Fund, the Alpine Dynamic Dividend Fund, the Alpine Dynamic Financial Services Fund, the Alpine Dynamic Innovators Fund, the Alpine Dynamic Transformations Fund and the Alpine Accelerating Dividend Fund – filed herewith.

(5) Power of Attorney previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 3 to the Registration Statement filed on August 29, 2003 and February 28, 2005 and incorporated herein by reference.

(6) Prospect Servicing Agreement

(a) Prospect Servicing Agreement with U.S Bancorp Fund Services, LLC dated March 10, 2003 – filed herewith.

(b) Amendment dated October 28, 2008 to the Prospect Servicing Agreement dated March 10, 2003 – filed herewith.

(i)	Consent of Counsel – Not Applicable

(j)	Consent of Independent Registered Public Accounting Firm to the Registrant – filed herewith.

(k)	Omitted Financial Statements – Not Applicable

(l)	Initial Capital Agreements – Not Applicable

(m)	Rule 12b-1 Plan – Not Applicable

(n)	Rule 18f-3 Plan – Not Applicable

(o)	Reserved

(p)
Joint Codes of Ethics, as amended September 24, 2007 – previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 21 to the Registration Statement filed on February 28, 2008 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York 10577
Registrant’s Custodian	U.S. Bank, National Association 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

ITEM 25. INDEMNIFICATION

A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article III, Section 7 of Registrant's Declaration of Trust provides that if any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to his or her being or having been a Shareholder, and not because of his or her acts or omissions, the Shareholder or former Shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

Pursuant to Article VII, Section 2 of the Declaration of Trust, the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Investment Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee's performance of his duties as a Trustee of the Trust to the fullest extent permitted by law; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The information required by this item with respect to Alpine Woods Capital Investors, LLC is incorporated by reference to the Form ADV (File No. 801-55110) of Alpine Woods Capital Investors, LLC.  The information required by this item with respect to Saxon Woods Advisors, LLC is incorporated by reference to the Form ADV (File No. 801-56918) of Saxon Woods Advisors, LLC.

ITEM 27.  PRINCIPAL UNDERWRITER.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Julius Baer Global Equity Fund, Inc.
Advisors Series Trust	Julius Baer Investment Funds
AIP Alternative Strategies Funds	Kensington Funds
Allied Asset Advisors Funds	Keystone Mutual Funds
Alpine Equity Trust	Kiewit Investment Fund, LLLP
Alpine Income Trust	Kirr Marbach Partners Funds, Inc
Alpine Series Trust	LKCM Funds
Brandes Investment Trust	Masters' Select Funds Trust
Brandywine Blue Funds, Inc.	Matrix Advisors Value Fund, Inc.
Brazos Mutual Funds	Monetta Fund, Inc.
Bridges Investment Fund, Inc.	Monetta Trust
Buffalo Funds	MP63 Fund, Inc.
Country Mutual Funds Trust	Nicholas Family of Funds, Inc.
Cullen Funds Trust	Permanent Portfolio Family of Funds, Inc.
Empiric Funds, Inc.	Perritt Funds, Inc.
Everest Funds	Perritt Microcap Opportunities Fund, Inc.
Fairholme Funds, Inc.	Primecap Odyssey Funds
First American Funds, Inc.	Professionally Managed Portfolios
First American Investment Funds, Inc.	Prospector Funds, Inc.
First American Strategy Funds, Inc.	Prudent Bear Funds, Inc.
Fort Pitt Capital Funds	Purisima Funds
Glenmede Fund, Inc.	Quaker Investment Trust
Glenmede Portfolios	Rainier Investment Management Mutual Funds
Greenspring Fund, Inc.	Rockland Funds Trust
Guinness Atkinson Funds	Summit Mutual Funds, Inc.
Harding Loevner Funds, Inc.	Thompson Plumb Funds, Inc.
Hennessy Funds Trust	TIFF Investment Program, Inc.
Hennessy Funds, Inc.	Trust for Professional Managers
Hennessy Mutual Funds, Inc.	Underlying Funds Trust
Hotchkis & Wiley Funds	USA Mutuals Funds
Intrepid Capital Management Funds Trust	Wexford Trust
Jacob Internet Fund, Inc.	Wisconsin Capital Funds, Inc.
Jensen Portfolio, Inc.	WY Funds

(b)           To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Andrew M. Strnad	Secretary	None
Joe D. Redwine	Board Member	None
Robert Kern	Board Member	None
Eric W. Falkeis	Board Member	None
Susan LaFond	Treasurer	None
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c)           Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All financial and accounting related books and records required to be maintained under Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of U.S. Bancorp Fund Services, L.L.C., 615 East Michigan Street, Milwaukee, WI 53202. All other books and records required to be maintained by Section 31(a) and the rules thereunder are maintained at 2500 Westchester Avenue, Suite 215, Purchase, New York, 10577.

ITEM 29. MANAGEMENT SERVICES

Not Applicable.

ITEM 30. UNDERTAKINGS

The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post Effective Amendment No. 23 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the
29th day of October, 2008.

ALPINE SERIES TRUST

By: /s/ Samuel A. Lieber
Samuel A. Lieber, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 23 to its Registration Statement has been signed below by the following persons in the capacities and on October 29, 2008.

Signature	Title

/s/ Samuel A. Lieber Samuel A. Lieber	President and Trustee
Laurence B. Ashkin* Laurence B. Ashkin	Trustee
H. Guy Leibler * H. Guy Leibler	Trustee
Jeffrey E. Wacksman * Jeffrey E. Wacksman	Trustee
Sheldon R. Flamm * Sheldon R. Flamm	Treasurer

*By: /s/ Samuel A. Lieber Samuel A. Lieber Attorney-in-Fact pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.
Investment Advisory Agreement, as Amended	EX-99.d
Fourth Amendment dated September 22, 2008 to the Distribution Agreement	EX-99.e.6
Fifth Amendment dated October 28, 2008 to the Distribution Agreement	EX-99.e.7
Amendment dated September 22, 2008 to the Custody Agreement	EX-99.g.4
Amendment dated October 28, 2008 to the Custody Agreement	EX-99.g.5
Amendment dated September 22, 2008 to the Fund Administration Servicing Agreement	EX-99.h.1.d
Amendment dated October 28, 2008 to the Fund Administration Servicing Agreement	EX-99.h.1.e
Amended dated September 22, 2008 to the Fund Accounting Servicing Agreement	EX-99.h.2.d
Amendment dated October 28, 2008 to the Fund Accounting Servicing Agreement	EX-99.h.2.e
Fourth Amendment dated September 22, 2008 to the Transfer Agent Servicing Agreement	EX-99.h.3.e
Fifth Amendment dated October 28, 2008 to the Transfer Agent Servicing Agreement	EX-99.h.3.f
Expense Limitation Agreement, as Amended	EX-99.h.4
Prospect Servicing Agreement dated March 10, 2003	EX-99.h.6.a
Amendment dated October 28, 2008 to the Prospect Servicing Agreement	EX-99.h.6.b
Consent of Independent Registered Public Accounting Firm	EX-99.j